  Exhibit 10.21

PCY HOLDINGS, LLC

and

KB HOME COLORADO INC.

CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE

(Sky Ranch)

Table of Contents

1	Purchase and Sale	2
2	Purchase Price.	2
3	Payment of Purchase Price	3
4	Seller’s Title	3
5	Seller Obligations	7
6	Pre-Closing Conditions	10
7	Closing	11
8	Closings; Closing Procedures	12
9	Seller’s Delivery of Title	15
10	Due Diligence Period; Acceptance of Property; Release and Disclaimer	16
11	Seller’s Representations	22
12	Purchaser’s Obligations	24
13	Force Majeure.	26
14	Cooperation	27
15	Fees	27
16	Water and Sewer Taps; Fees; and District Matters.	27
17	Reimbursements and Credits	29
18	Name and Logo	29
19	Renderings	30
20	Communications Improvements	30
21	Soil Hauling	30
22	Specially Designated Nationals and Blocked Persons List	31

23	Assignment	31
24	Survival	31
25	Condemnation	31
26	Brokers	32
27	Default and Remedies	32
28	General Provisions.	33

DEFINITIONS
“Alternative Service” shall have the meaning set forth in Exhibit C.
 “Architectural Review Committee” shall have the meaning set forth in Section 12(d).
“Authorities” and “Authority” shall have the meaning set forth in the Recitals.
“BMPs” shall have the meaning set forth in Section 28(x).
“Board” shall have the meaning set forth in Section 16(b).
“CDs” shall have the meaning set forth in Section 5(a)(i).
“Closed” shall have the meaning set forth in Section 7.
“Closing Date” shall have the meaning set forth in Section 8(b).
“Closing Purchase Price Payment” shall have the meaning set forth in Section 2(a).
“Closing” shall have the meaning set forth in Section 7.
 “Communication Improvements” shall have the meaning set forth in Section 20.
“Communications” shall have the meaning set forth in Section 28(j).
“Completion Notice” shall have the meaning set forth in Section 5(b).
“Confidential Information” shall have the meaning set forth in Section 28(bb).
“Continuation Notice” shall have the meaning set forth in Section 10(a).
“Contract” shall have the meaning set forth in the Recitals.
“County Records” shall have the meaning set forth in Section 5(a)(i).
“County” shall have the meaning set forth in the Recitals.
“Deposit” shall have the meaning set forth in Section 3(a).
“Design Guidelines” shall have the meaning set forth in Section 12(d).
“Development” shall have the meaning set forth in the Recitals.
“District Improvements” shall have the meaning set forth in Section 16(b).
“District” shall have the meaning set forth in Section 9(d).
“Due Diligence Period” shall have the meaning set forth in Section 10(a).
“Easement” shall have the meaning set forth in Section 20.
“Effective Date” shall have the meaning set forth in the Recitals.
“Entitlements” shall have the meaning set forth in Section 5(a)(i).
“Environmental Claim” shall have the meaning set forth in Section 10(h).
“Environmental Laws” shall have the meaning set forth in Section 10(g).
“EPA” shall have the meaning set forth in Section 10(c).
i.

“Escalator” shall have the meaning set forth in Section 2(b).
“Feasibility Review” shall have the meaning set forth in Section 10(a).
“Filing” and “Filings” shall have the meaning set forth in the Recitals.
“Final Approval” shall have the meaning set forth in Section 5(a)(ii).
“Final Plat” shall have the meaning set forth in Section 5(a)(i).
“Final Subdivision Documents” shall have the meaning set forth in Section 5(a)(i).
“Finished Lot Improvement Deadline” shall have the meaning set forth in Section 8(b).
“Finished Lot Improvements” shall have the meaning set forth in the Recitals.
“First Closing” shall have the meaning set forth in Section 1.
“Force Majeure” shall have the meaning set forth in Section 13.
“General Assignment” shall have the meaning set forth in Section 8(d)(iii)(9).
“Good Funds” shall have the meaning set forth in Section 2(a).
“Government Warranty Period” shall have the meaning set forth in Exhibit C, Section 6(a).
“Governmental Warranty” shall have the meaning set forth in Exhibit C, Section 6(a).
“Hazardous Materials” shall have the meaning set forth in Section 10(g).
“Homebuyer Disclosure” shall have the meaning set forth in Section 12(e).
“House Plans” shall have the meaning set forth in Section 12(d)(i).
“Infrastructure Improvements” shall have the meaning set forth in Section 17.
“Lien Affidavit” shall have the meaning set forth in Section 4(a).
“Lot” and “Lots” shall have the meaning set forth in the Recitals.
“Lotting Diagram” shall have the meaning set forth in the Recitals.
“Master Commitment” shall have the meaning set forth in Section 4(a).
“Master Covenants” shall have the meaning set forth in Section 4(d).
“Master Declaration” shall have the meaning set forth in Section 4(d).
“Metro District Payments” shall have the meaning set forth in Section 16(b).
“New Exception Objection” shall have the meaning set forth in Section 4(b).
“New Exception Review Period” shall have the meaning set forth in Section 4(b).
“New Exceptions” shall have the meaning set forth in Section 4(b).
“NOI” shall have the meaning set forth in Section 28(x).
“Non-Government Warranty Period” shall have the meaning set forth in Exhibit C, Section 6(b).
“Non-Government Warranty” shall have the meaning set forth in Exhibit C, Section 6(b).
ii.

“Non-Seller Caused Exceptions” shall have the meaning set forth in Section 4(b).
“NORM” shall have the meaning set forth in Section 10(c).
“OFAC” shall have the meaning set forth in Section 22.
“Offsite Infrastructure Escrow Agreement” shall have the meaning set forth in Exhibit C.
“Other New Exceptions” shall have the meaning set forth in Section 4(b).
“Overex” shall have the meaning set forth in Section 10(e).
“Permissible New Exceptions” shall have the meaning set forth in Section 4(b).
“Permitted Exceptions” shall have the meaning set forth in Section 9.
“PIF Percentage” shall have the meaning set forth in Section 9(e).
“Property” shall have the meaning set forth in the Recitals.
“Public Improvement Fee” or “PIF” shall have the meaning set forth in Section 9(e).
“Public Improvements” shall have the meaning set forth in Exhibit C, Section 6(a).
“Punch-List Items” shall have the meaning set forth in Section 5(b).
“Purchase Price” shall have the meaning set forth in Section 2.
“Purchaser Parties” shall have the meaning set forth in Section 10(i).
“Purchaser’s Geotechnical Reports” shall have the meaning set forth in Section 10(e).
“Purchaser’s SWPPP” shall have the meaning set forth in Section 28(x).
“Purchaser” shall have the meaning set forth in the Recitals.
“Rangeview” shall have the meaning set forth in Section 16(a).
“Records” shall have the meaning set forth in Section 3(d)(i).
“Release” shall have the meaning set forth in Section 3(d)(i).
“Representatives” shall have the meaning set forth in Section 28(bb).
“SDF” shall have the meaning set forth in Section 16(c)(iii).
“SDP Criteria” shall have the meaning set forth in Section 12(d).
“Second Closing” shall have the meaning set forth in Section 1.
“Seller Caused Exception” shall have the meaning set forth in Section 4(b).
“Seller Cure Period” shall have the meaning set forth in Section 4(b).
“Seller Documents” shall have the meaning set forth in Section 10(a).
“Seller Party” or “Seller Parties” shall have the meaning set forth in Section 10(h).
“Seller’s Actual Knowledge” shall have the meaning set forth in Section 11(h).
“Seller’s Condition Precedent” shall have the meaning set forth in Section 6(a).
iii.

“Seller’s Deed of Trust” shall have the meaning set forth in Section 3(d)(i).
“Seller’s Note” shall have the meaning set forth in Section 3(d)(i).
“Seller’s Representations” shall have the meaning set forth in Section 11.
“Seller” shall have the meaning set forth in the Recitals.
“SFD 45’ Lots” shall have the meaning set forth in the Recitals.
“Sidewalks” shall have the meaning set forth in Exhibit C, Section 5.
“Sky Ranch” shall have the meaning set forth in the Recitals.
“Survey” shall have the meaning set forth in Section 4(a).
“SWPPP” shall have the meaning set forth in Section 28(x).
“Takedown 1 Finished Lot Improvement Deadline” shall have the meaning set forth in Section 8(b).
“Takedown 1 Closing Date” shall have the meaning set forth in Section 8(b).
“Takedown 1 Lots” shall have the meaning set forth in the Recitals.
“Takedown 2 Closing Date” shall have the meaning set forth in Section 8(b).
“Takedown 2 Closing” shall have the meaning set forth in Section 8(b).
“Takedown 2 Lots” shall have the meaning set forth in the Recitals.
“Takedown 3 Closing Date” shall have the meaning set forth in Section 8(b).
“Takedown 3 Closing” shall have the meaning set forth in Section 8(b).
“Takedown 3 Lots” shall have the meaning set forth in the Recitals.
“Takedown Commitment” shall have the meaning set forth in Section 4(b).
“Takedown” shall have the meaning set forth in the Recitals.
“Tap Purchase Agreement” shall have the meaning set forth in Section 16(a).
“Third Closing” shall have the meaning set forth in Section 1.
“Title Company” shall have the meaning set forth in Section 4(a).
“Title Objections” shall have the meaning set forth in Section 4(a).
“Title Policy” shall have the meaning set forth in Section 4(a).
“Tree Lawns” shall have the meaning set forth in Exhibit C, Section 5.

iv.

CONTRACT FOR PURCHASE
AND SALE OF REAL ESTATE

THIS CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE (this "Contract") is entered into as of the last date of the signatures hereto (the "Effective Date"), by and between PCY HOLDINGS, LLC, a Colorado limited liability company ("Seller"), and KB HOME COLORADO INC., a Colorado corporation ("Purchaser").

WHEREAS, Seller is developing a master planned residential community to be known as "Sky Ranch" which is located in Arapahoe County, Colorado (“County”). The Sky Ranch master planned residential community may also be referred to herein as the "Development". The preliminary concept map for Phase A of the Development is depicted on Exhibit A attached hereto. The Development is being platted in several subdivision filings and developed in phases. Each subdivision filing is hereinafter sometimes respectively referred to as a “Filing” and collectively as “Filings”.

WHEREAS, Seller desires to sell to Purchaser, and Purchaser desires to purchase and obtain from Seller, approximately 149 platted single family detached residential lots (individually referred to as a "Lot" and collectively as the "Lots") in the Development which will be finished in accordance with this Contract and which will be used for the construction of single family residential dwellings upon the terms and conditions set forth in this Contract.

WHEREAS, Seller is selling residential lots within the Development to multiple homebuilders, including Purchaser. The Lots to be sold by Seller and acquired by Purchaser that are located within the Development shall be hereinafter collectively referred to as the "Property." The Lots will be conveyed at one or more Closings as more particularly provided herein and each such Closing may be referred to herein as a “Takedown.” The Lots which are to be conveyed at the first Closing shall be sometimes hereinafter collectively referred to as the "Takedown 1 Lots"; the Lots which are to be conveyed at the second Closing shall be sometimes hereinafter collectively referred to as the "Takedown 2 Lots"; and the Lots which are to be conveyed at the third Closing shall be sometimes hereinafter collectively referred to as the "Takedown 3 Lots"; the Lots which are to be conveyed at the fourth Closing shall be sometimes hereafter collectively referred to as the "Takedown 4 Lots"; the Lots which are to be conveyed at the fifth Closing shall be sometimes hereafter collectively referred to as the "Takedown 5 Lots"; and the Lots which are to be conveyed at the sixth Closing shall be sometimes hereafter collectively referred to as the "Takedown 6 Lots."

WHEREAS, as of the Effective Date, the Lots have not been subdivided pursuant to a recorded final subdivision plat. The number and location of the Lots to be acquired by Purchaser are generally depicted on the preliminary concept map for Phase A of the Development attached hereto as Exhibit A (the "Lotting Diagram"). The precise number, dimension and location of the Lots will be established by the Final Plat (hereafter defined) for such Lots at the time it is approved by the County and/or any other relevant governmental authority (collectively, the "Authorities" and each an “Authority”). As of the Effective Date, the parties anticipate that Purchaser will acquire approximately 149 Lots, of which approximately 103 are approximately 45 feet wide by approximately 110 feet deep for the construction of single family detached homes (“SFD 45’ Lots”) and approximately 46 Lots are approximately 50 feet wide by approximately 110 feet deep for the construction of single-family detached homes (“SFD 50’ Lots”).

WHEREAS, the Lots which are acquired at each Closing will be finished lots and Seller will construct or cause to be constructed certain infrastructure improvements for the Lots as described on Exhibit C attached hereto (the "Finished Lot Improvements").

1. Purchase and Sale. The Property shall be purchased at six (6) Closings. Subject to the terms and conditions of this Contract, Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, on or before the dates set forth in Section 6(b) below, the Lots in each Takedown, as generally depicted on the Lotting Diagram and as follows:

At the Takedown 1 Closing (“First Closing”), twenty (25) Lots of which 9 are SFD 45’ Lots and 16 are SFD 50’ Lots;

At the Takedown 2 Closing (“Second Closing”), twenty-four (25) Lots of which 15 are SDF 45’ Lots and 10 are SFD 50’ Lots;

At the Takedown 3 Closing (“Third Closing”), twenty-four (25) Lots of which 25 are SFD 45’ Lots and 0 are SFD 50’ Lots;

At the Takedown 4 Closing (“Fourth Closing”), twenty-four (24) Lots of which 24 are SFD 45’ Lots and 0 are SFD 50’ Lots;

At the Takedown 5 Closing (“Fifth Closing”), twenty-four (25) Lots of which 25 are SFD 45’ Lots and 0 are SFD 50’ Lots; and

At the Takedown 6 Closing (“Sixth Closing”), twenty-four (25) Lots of which 5 are SFD 45’ Lots and 20 are SFD 50’ Lots.

Notwithstanding the foregoing, however, the parties acknowledge and agree that the parties shall negotiate during the Due Diligence Period to reach agreement on a mutually acceptable site plan for the Lots and that the exact number and location of the Lots within each Takedown are subject to adjustment based upon the approval by the Authorities of the Final Plat (as hereinafter defined) that includes the Lots to be acquired by Purchaser at each Takedown. The precise number, dimension (subject to the provisions of this Contract), location and legal description of the Lots will be established at the time the Final Plat for such Lots is approved by the County and/or any other Authority, and upon approval of each such Final Plat the parties shall execute an amendment to this Contract setting forth the legal description of those Lots included in the approved Final Plat.

2. Purchase Price.

The purchase price to be paid by Purchaser to Seller for each Lot (the "Purchase Price") shall consist of the Closing Purchase Price Payment (as hereinafter defined). The Purchase Price for each Lot shall be calculated as provided in the following Section 2(a) and shall be subject to adjustment as provided in Section 2(b) below:

(a) Purchase Price Payments. For each Lot the Purchase Price shall be the “Closing Purchase Price Payment” of Sixty Seven Thousand Five Hundred and 00/100 Dollars ($67,500.00) for each SFD 45’ Lot and Seventy Five Thousand and 00/100 Dollars ($75,000.00) for each SFD 50’ Lot, to be paid by Purchaser to the Title Company as escrow agent for the benefit of Seller at the applicable Closing by wire transfer or other immediately available and collectible funds (“Good Funds”) (subject to adjustment as hereinafter provided in Section 2(b) of this Contract);

(b) Purchase Price Escalator. The Purchase Price of each Lot that is acquired at any Closing after the First Closing will increase by an amount equal to the amount of simple interest that would accrue on the Purchase Price for a Lot for the period elapsing between the date that the First Closing occurs until the date the applicable Closing occurs, at a per annum rate equal to two and one-half percent (2.5%) (the “Escalator”). By way of example and for clarification purposes only, if the Purchase Price of a Lot at the Closing of the Takedown 1 Lots is $67,500, then at a subsequent Closing occurring 12 months (365 days) following the date of the closing of the Takedown 1 Lots, the Purchase Price for a Lot at such subsequent Closing will be $69,187.50, which is calculated as follows: $67,500 + ($67,500 x ..025) = $69,187.50.

3. Payment of Purchase Price. The Purchase Price for each of the Lots, as determined pursuant to Section 2 above, shall be payable as follows:

(a) Earnest Money Deposit. Within three (3) business days following the Effective Date, Purchaser shall deliver to the Title Company (as defined in Section 4(a) hereof) an earnest money deposit in the amount of $100,000.00 (“Initial Deposit”). Within three (3) business days following the expiration of the Due Diligence Period, Purchaser shall deliver to Title Company an additional earnest money deposit in the amount $100,000.00 (“Second Deposit”). Within three (3) business days following Final Approval (as hereinafter defined) of the FDP (as hereinafter defined), Purchaser shall deliver to Title Company an additional earnest money deposit in the amount of $200,000.00 (“Final Deposit”). The Title Company will act as escrow agent and invest the earnest money deposits in a federally insured institution at the highest money market rate available. The Initial Deposit, the Second Deposit, the Final Deposit and all interest earned thereon shall be referred to herein as the "Deposit." The Deposit shall be paid in Good Funds. The Deposit will be applied to the Closing Purchase Price Payment for the Takedown 6 Lots. If this Contract is terminated prior to the Deposit being fully applied to the Purchase Price at the last Closing, the Deposit shall be paid to Seller, except as provided elsewhere herein.

(b) Closing Purchase Price Payment. That portion of the Purchase Price for each Lot that is identified as the Closing Purchase Price Payment in Section 2 above shall be paid by Purchaser to Seller at the Closing of the applicable Lot.

4. Seller’s Title.

(a) Preliminary Title Commitment. Within ten (10) business days after the Effective Date, Seller shall furnish to Purchaser, at Seller’s expense, a current commitment (the "Master Commitment") for an ALTA Title Policy (“Title Policy”) for the Property issued by Land Title Guarantee Company ("Title Company") and underwritten by First American Title Insurance Company, together with copies of the instruments listed in the schedule of exceptions in the Master Commitment. If the Master Commitment contains any exceptions from coverage which are unacceptable to Purchaser, then Purchaser shall object to the condition of the Master Commitment in writing within forty-five (45) days of Purchaser’s receipt of the Master Commitment together with copies of all documents constituting exceptions to title (the "Title Objections"). Upon receipt of the Title Objections, Seller may, at its option and at its sole cost and expense, clear the title to the Property of the Title Objections. In the event Seller fails, or elects not to clear the title to the Property of the Title Objections on or before the date that is ten (10) days before the expiration of the Due Diligence Period, the Purchaser, as its sole remedy, may elect before the expiration of the Due Diligence Period either: (i) to terminate this Contract, in which event the Deposit shall be promptly returned to Purchaser, Purchaser shall return to Seller all information and materials received by Purchaser from Seller pertaining to the Property, and thereafter the parties shall have no further rights or obligations under this Contract except as otherwise provided in Section 12(c) below; or (ii) to waive such objections and proceed with the transactions contemplated by this Contract, in which event Purchaser shall be deemed to have approved the title matters as to which its Title Objections have been waived. If Purchaser fails to provide the Title Objections prior to the expiration of the above-referenced sixty (60) day period required by this Section 4(a), Purchaser shall be deemed to have elected to waive its objections as described in the preceding clause. If Purchaser fails to notify Seller of its election to terminate this Contract or waive it objections, Purchaser shall be deemed to have elected to waive its objections to any title matter that Seller has failed or elected not to cure. Seller shall release any monetary lien caused or created by Seller against the Property with respect to that portion of the Property to be acquired at a particular Closing, other than non-delinquent real estate taxes and assessments and Permitted Exceptions, and such monetary liens shall not constitute Permitted Exceptions (as hereinafter defined). At each Closing, Seller shall execute and deliver the Title Company's standard form mechanic's lien affidavit (the “Lien Affidavit”) in connection with the standard printed exception for liens arising against the Lots purchased at the Closing for work or materials ordered or contracted for by Seller, and to the extent required by the Title Company a commercially reasonable indemnity agreement (the “Title Company Indemnity”), provided, however, if Purchaser determines during the Due Diligence Period that the Title Company refuses or is unwilling to delete the standard printed exception for liens as part of extended coverage despite Seller’s offer to execute and deliver the Lien Affidavit and Title Company Indemnity, then Purchaser will have the right to terminate this Contract on or before the expiration of the Due Diligence Period whereupon the Deposit will be returned to Purchaser, or Purchaser may proceed with the Closing in which event the Title Policy will contain, and the Lots will be conveyed subject to, the standard printed exception for liens unless the Title Company thereafter agrees thereafter to delete such lien exception, however, the Purchaser shall have no further termination rights if the Title Company does not agree to do so. Seller shall request that the Takedown Commitment (as hereinafter defined) provide for the deletion of the other standard printed exceptions from the Title Policy as part of extended coverage (provided that Seller's only obligation with respect thereto shall be to provide a copy of Seller’s existing survey ("Survey"), if any, of the land that contains the Lots, obtain and furnish a plat certification issued by a licensed surveyor, and to execute the Title Company's Lien Affidavit with respect to Seller's acts, in form and substance reasonably acceptable to Seller). Seller has no obligation to provide a new Survey or to update any existing Survey.

(b) Subsequently Disclosed Exceptions. Not less than fifteen (15) days prior to the applicable Closing, in conjunction with Seller’s delivery of the applicable Completion Notice (hereafter defined), Seller shall provide the Plat Certification (hereafter defined) and request the Title Company issue an updated title commitment for that portion of the Property to be acquired at such Closing (each a "Takedown Commitment"), together with copies of any additional instruments listed in the schedule of exceptions which are not reflected in the Master Commitment furnished pursuant to Section 4(a) above or in any prior Takedown Commitment. Additional items disclosed by a Takedown Commitment that affect title to the subject Property are referred to as “New Exceptions”. New Exceptions affecting title to the subject Property that are approved or deemed approved by the provisions of this Contract are referred to as “Permissible New Exceptions” and all other New Exceptions are referred to as “Other New Exceptions”. Purchaser has no right to object to any Permissible New Exception. Purchaser shall have a period of seven (7) days from the date of its receipt of such Takedown Commitment and a copy of the New Exceptions (the "New Exception Review Period") to review and to approve or disapprove any Other New Exceptions. If the Other New Exception is unacceptable to Purchaser, Purchaser shall object to the Other New Exception in writing within seven (7) days from the date of Purchaser’s receipt of the Takedown Commitment, together with a copy of the New Exceptions (the "New Exception Objection"). Upon receipt of the New Exception Objection, Seller shall cure the New Exception Objection (by deletion or, with Purchasers approval, insuring over or endorsement) to the extent that such Other New Exception was caused or created by Seller ("Seller Caused Exception"). If the New Exception Objection relates to an Other New Exception that was not caused by Seller (“Non-Seller Caused Exception”), Seller may, at its sole discretion, cure the New Exception Objection, within fifteen (15) days of receipt of the New Exception Objection (“Seller Cure Period”) and the applicable Closing Date will be extended to accommodate the Seller Cure Period. In the event Seller fails, or elects not to cure a Non-Seller Caused Exception within such fifteen (15) day period, the Purchaser, as its sole remedy, may elect within five (5) days after the end of the Seller Cure Period either: (i) to terminate this Contract as to the Lots affected by such New Exception, in which event the Deposit shall be returned to Purchaser and the parties shall have no further rights or obligations under this Contract as to such Lots not theretofore purchased; or (ii) to waive such objection and proceed with the acquisition of the Lots in such Takedown, in which event Purchaser shall be deemed to have approved the New Exception. If Purchaser fails to notify Seller of its election to terminate this Contract as to the applicable Lots in accordance with the foregoing sentences within five (5) days after the expiration of the Seller Cure Period (i) Purchaser shall be deemed to have elected to waive its objections as described in the preceding sentences (ii), and all such items shall be deemed to be Permitted Exceptions.

(c) Permitted Exceptions; Additional Easements. Seller shall convey title to the Lots included in each Takedown of the Property to Purchaser at the Closing for such Takedown subject to the Permitted Exceptions described in Section 9 hereof. Prior to each such Closing, Seller shall have the right, subject to the limitations set forth below and in Exhibit B and provided Seller shall advise and provide copies of same to Purchaser promptly after Seller becomes aware of same, to utilize the reservation of rights set forth on Exhibit B hereof, to convey additional easements as Permissible New Exceptions to utility and cable service providers, governmental or quasi-governmental Authorities, metropolitan, water and sanitation districts, homeowners associations or property owners associations or other entities that serve the Development or adjacent property for construction of utilities and other facilities to support the Development or such adjacent property, including but not limited to sanitary sewer, water lines, electric, cable, broad-band and telephone transmission, storm drainage and construction access easements across the Property not yet acquired by Purchaser, allowing Seller or its assignees the right to install and maintain sanitary sewer, water lines, cable television, broad-band, electric, telephone and other utilities on the Property and on the adjacent property owned by Seller and/or its affiliates, and further, to accommodate storm drainage from the adjacent property. Such easements shall require the restoration of any surface damage or disturbance caused by the exercise of such easements, shall not be located within the building envelope of any Lot, shall not materially and adversely affect the value, use or enjoyment of (i) the Lots affected or the remaining portion of the Property on which such easements are to be located, or (ii) any adjoining property of Purchaser.

(d) Master Covenants. Prior to the Takedown 1 Closing, Seller shall, subject to the limitations set forth below, prepare covenants, conditions and restrictions for the Development or the portion thereof in which the Property is located (the "Master Declaration") incorporating architectural and design standards and guidelines, use limitations and restrictions and which may establish an owners association or provide that the District shall administer the Master Declaration, among other matters, together with such supplemental declarations as may have been or may be recorded to subject the Property to the provisions of the Master Declaration (collectively, the "Master Covenants"). Seller shall provide a draft of the Master Covenants in substantially the form to be recorded to Purchaser for Purchaser’s review not less than twenty (20) days prior to the expiration of the Due Diligence Period. If the Master Covenants contain any provisions which are unacceptable to Purchaser in Purchaser’s reasonable discretion, Purchaser shall object to such provisions with particularity in writing within ten (10) days of receipt of the draft Master Covenants. Upon receipt of such objection, Seller may, at its option, modify the objectionable provisions of the Master Covenants within ten (10) days of receipt of such objection from Purchaser. In the event Seller fails or elects in its discretion not to modify the objectionable provisions of the Master Covenants within such ten (10) day period, Purchaser shall have the right as its sole remedy to elect either: (i) to terminate this Contract, in which event the Deposit shall be promptly returned to Purchaser, Purchaser shall return to Seller all information and materials received by Purchaser from Seller pertaining to the Property, and thereafter the parties shall have no further rights or obligations under this Contract except as otherwise provided in Section 12(c) below; or (ii) to waive any objections to the Master Covenants and proceed with the transactions contemplated by this Contract, in which event Purchaser shall be deemed to have approved the Master Covenants as to which its objections have been waived. If Purchaser fails to provide written notice to Seller of its objection to the Master Covenants within ten (10) days of receipt of the draft Master Covenants as required by this Section 4(d), Purchaser shall be deemed to have elected to waive its objections as described in the preceding clause and the Master Covenants shall be deemed to be Permitted Exceptions. Seller shall be permitted to revise the Master Covenants at any time before the initial Closing under this Contract without the consent of Purchaser, provided that any such revisions have no material adverse effect on the Lots acquired or to be acquired by Purchaser, the Purchaser’s approved product or the Purchaser’s cost to construct such approved product on such Lots, and Seller will give Purchaser notice at least five (5) business days prior to the First Closing of any revisions to the Master Covenants.

(e) Title Policy. Within a reasonable time after each Closing, Seller, at its expense, shall cause the Title Company to deliver a Title Policy, insuring Purchaser’s title to the Property conveyed at such Closing, pursuant to the applicable Takedown Commitment and subject only to the Permitted Exceptions, and shall pay the premium for the basic policy at such Closing. The Title Policy shall provide insurance in an amount equal to the Purchase Price for all Lots purchased at such Closing. Each Title Policy shall include extended coverage subject to the provisions of Section 4(a) hereof. At each Closing, Seller shall offer to execute and deliver a Lien Affidavit and Title Company Indemnity, and shall obtain and furnish a plat certification issued by a licensed surveyor, as provided in Section 4(a) above. Purchaser shall pay any fees charged by the Title Company to delete the standard pre-printed exceptions. Purchaser shall pay for the premiums for any endorsements requested by Purchaser, except that Seller shall pay for any endorsements that Seller agrees to provide in order to cure a Title Objection.

5. Seller Obligations. Seller shall have the following obligations:

(a) Entitlements.

(i)           Existing Entitlements. The County previously approved the following entitlements for the Property (collectively, the “Existing Entitlement Documents”): a Preliminary Plat and a Preliminary Development Plan. Seller shall provide a copy of the Existing Entitlement Documents to Purchaser as part of the Seller Documents.

(ii)           Platting and Entitlements. Seller shall be responsible, at Seller's sole cost and expense, for preparing and processing in a commercially reasonable manner and timeframe, and diligently pursuing and obtaining Final Approval (as defined below) from the County and any other appropriate Authority and recording in the records of the Clerk and Recorder of the County (the "County Records"), as may be required, the following for each respective Takedown: (i) a specific development plan that includes the Property (“SDP”); (ii) an administrative site plan (“ASP”) and final subdivision plat or plats for each Filing within the Property (each a "Final Plat"); (iii) the public improvement construction plans relating to such Final Plat ("CDs"); and (iv) the development or subdivision improvement agreement associated with such Final Plat and other similar documentation required by the Authorities in connection with approval of such Final Plat (collectively, such documents are referred to, with respect to each Takedown, as the "Final Subdivision Documents" and together with the Existing Entitlement Documents, collectively, the "Entitlements" for such Takedown). The Final Subdivision Documents shall substantially comply with the Preliminary Development Plan and the Lotting Diagram, shall provide that each of the SFD 45’ Lots are approximately 45 feet wide by approximately 110 feet deep, and the SFD 50’ Lots are approximately 50 feet wide by approximately 110 feet deep, with a building envelope on SFD 45’ Lots that is not less than 35’ wide and not less than 40’ wide on SFD 50’ Lots (after taking into consideration applicable setbacks), and the Final Subdivision Documents shall not impose new or additional requirements upon Buyer the cost of which is expected to exceed $3,000 for any Lot. Seller shall use commercially reasonable efforts to have the Entitlements for each Takedown, respectively, approved by the Authorities and recorded as necessary in the County Records with applicable governmental or third-party appeal or challenge periods applicable to an approval decision of the Board of Commissioners or Planning Commission having expired without any appeal then-pending (“Final Approval”). Once Seller obtains Final Approval of an SPD and other Entitlements for a Takedown, Seller shall maintain same in full force and effect for the term of this Contract and provide to all applicable Authorities any subdivision improvement guarantees or similar financial assurances required with respect to such Entitlements. If Final Approval of the Entitlements applicable to the Takedown 1 Lots has not been achieved as aforesaid on or before nine (9) months after the Effective Date, then Seller, in its discretion, shall have the right to extend the date for obtaining such Final Approval for a period not to exceed six (6) months after the initial nine (9) month period by providing written notice to Purchaser prior to the expiration of such nine (9) month period. If Seller shall not secure such Final Approval of the Takedown 1 Lots by the expiration of the initial nine (9) month period and shall fail to exercise such extension, each party shall thereupon be relieved of all further obligations and liabilities under this Contract, except as otherwise provided herein, and the Deposit shall be returned to Purchaser. If Seller extends the time period for obtaining Final Approval of the Takedown 1 Lots, then during such extended time period Seller shall use commercially reasonable efforts to obtain Final Approval of such Entitlements, and failing which, Seller shall not be in default of its obligations under this Contract (unless Seller failed to use commercially reasonable efforts to obtain Final Approval of such Entitlements), but this Contract shall terminate in which case each party shall thereupon be relieved of all further obligations and liabilities under this Contract, except as otherwise provided herein, and the Deposit shall be returned to Purchaser. The timing for Final Approval of the Entitlements for Takedowns after Takedown 1 is as set forth in Section 6(b)(i) hereof. During the approval process, Seller shall keep Purchaser reasonably informed of the process and the anticipated results therefrom and provide Purchaser with reasonable documentation relating to same. Purchaser, at no material cost to Purchaser (other than costs incurred to obtain services that could reasonably be performed or provided in-house), shall cooperate with Seller in Seller’s efforts to obtain Final Approval of the Entitlements by the County.

(ii)           Lot Minimums for each Takedown. The Final Plat(s) for the Property and the Lots are anticipated to be in a form which is substantially consistent, with respect to the number of Lots, with the Lotting Diagram, subject to changes made necessary by the Authorities and/or final engineering decisions which are necessary to properly engineer, design, and install the improvements in accordance with the requirements of the County and other applicable Authorities.

(b) Finished Lot Improvements.

(i) Seller shall cause to be Substantially Completed (as hereinafter defined) prior to each applicable Closing the Finished Lot Improvements (as defined in Exhibit C), with the exception of Punch-List Items (hereafter defined), for the Lots being purchased and acquired by Purchaser at each Closing. Notwithstanding the foregoing and the agreement that Seller only need to Substantially Complete the Finished Lot Improvements prior to each applicable Closing, all of the Finished Lot Improvements remain Seller’s responsibility and same are to be completed by Seller in accordance with applicable laws, codes, regulations and governmental requirements for the Property. Seller will notify Purchaser when the Finished Lot Improvements have been Substantially Completed. Seller shall give Purchaser ten (10) business days written notice (“Completion Notice”) when Seller believes that it has Substantially Completed the Finished Lot Improvements for the Lots to be acquired at a Takedown, and the parties shall then conduct a walk-through inspection of the applicable Lots to confirm whether or not the Finished Lot Improvements are Substantially Complete and can be used for their intended purpose, and prepare a punch-list of any non-material items that have not been Substantially Completed and the effect of which the County will not withhold building permits for the Lots to be acquired at such Closing due to failure of the same to have been completed (the “Punch-List Items”). Seller shall use good faith efforts to complete any unfinished Punch-List Items before the scheduled Closing. Notwithstanding the foregoing or anything to the contrary set forth herein, Seller may elect to Substantially Complete such unfinished Punch-List Items within ninety (90) days after the scheduled Closing. Seller’s obligation to Substantially Complete any Punch-List Items (as well as Seller’s obligation to complete all Finished lot Improvements), shall survive the Closings. After obtaining Final Approval of all necessary Entitlements for the applicable Lots, Seller agrees to commence and diligently pursue Substantial Completion of the Finished Lot Improvements, subject to Force Majeure, and so long as Purchaser does not otherwise default under this Contract beyond the any applicable cure periods set forth in this Contract. Notwithstanding anything to the contrary including any Punch-List Items, if an Authority grants preliminary approval or construction acceptance to any of the Finished Lot Improvements, or if the engineer issues a certification with respect to the grading, fill and compaction in accordance with item (g) of Exhibit C, then for the purposes of the walk-through inspection and preparation of the Punch List Items, the Finished Lot Improvements for which an Authority grants preliminary approval or construction acceptance or for which the engineer issues a certification with respect to the grading, fill and compaction in accordance with item (g) of Exhibit C will be presumed to have been Substantially Completed in accordance with applicable laws, codes, regulations and governmental requirements for the Property, subject to completion of any punch list provided by the approving Authority and both the Governmental Warranty and Non-Government Warranty as described in Section 6 of Exhibit C.

(ii) Definition of Substantial Completion. “Substantial Completion” or “Substantially Completed” or “Substantially Complete” with respect to the Finished Lot Improvements (or applicable component thereof) shall mean and be deemed to have occurred when all of the following have occurred with respect to the Finished Lot Improvements (or applicable component thereof):

(1) Seller has completed or corrected all punchlist items provided by the Authorities such that same have been accepted and approved by the Authorities and the Punch-List Items prepared by the Parties affecting the Finished Lot Improvements (or applicable component thereof) to the extent required so that Purchaser is not precluded from obtaining from the Authorities building permits for houses constructed, or to be constructed, on any Lots solely as a result of items (or applicable component thereof) on either punchlist not being complete;

(iii) The Finished Lot Improvements (or applicable component thereof) have been installed pursuant and in accordance with the CDs and the applicable requirements of the Authorities to the extent required so that Purchaser is not precluded from obtaining from the Authorities building permits for houses constructed, or to be constructed, on any Lots solely as a result of such Improvements (or applicable component thereof) not being complete;

(iv) Any Finished Lot Improvements (or applicable component thereof) that are intended to be dedicated to or accepted by an Approving Authority shall have been inspected and preliminarily accepted by the applicable Authority (subject to the Government Warranty Period (as defined below)); except that those Finished Lot Improvements that are (x) to be phased, if any, as set forth in the Entitlements, or (y) not necessary or required by the Authority to occur prior to issuance of a building permit or certificate of occupancy for Homes on the Lots, consisting of (i) certain landscape, irrigation and park improvements (ii) installation of monuments, site signage, street lighting, common area fencing, mailboxes and other site amenities, if any; (iii) dry utilities (gas, electric, telephone and cable television services) as described in Exhibit C; (iv) a final lift of asphalt on streets; (v) installation of common area improvements and subsequent dedications of such improvements, for example, trails, open space improvements and related landscape, which will be completed when required by the County; (vi) any other infrastructure improvements required by the Entitlements that are required for the issuance of certificates of occupancy for residences, but not building permits, on the Lots (collectively, the “Additional Improvements”), will not be required to achieve Substantial Completion, but Seller shall nevertheless be required to complete construction and obtain acceptance of such Additional Improvements by the applicable Authority after Substantial Completion at such time as is required by the applicable Authorities and so that Purchaser is not precluded from obtaining from the Authorities building permits or certificate of occupancy for houses constructed, or to be constructed, on any Lots solely as a result of such Additional Improvements (or applicable component thereof) not being complete.

(v) No mechanics’ or materialmen’s liens shall have then been filed against any of the Lots with respect to the Finished Lot Improvements and lien waivers have been obtained from the contractors that constructed the Finished Lot Improvements (or applicable portion thereof), or the Seller has obtained a bond to insure over any such mechanics’ or materialmen’s liens.

(vi) With respect to any Improvements that are required by the CD’s or other Entitlements and the applicable requirements of the Authorities or that are required by the subdivision improvement agreement applicable to the Lots but which are not addressed as part of or included in the definition of the Finished Lot Improvements, and any other improvements which are not required for the issuance of building permits but which are required by the Authorities so that homes and other improvements constructed by Purchaser on the Lots are eligible for the issuance of certificates of occupancy for homes, the Seller shall complete or cause the completion of such other improvements, to the extent required by the Authorities, so as not to delay the issuance of certificates of occupancy for homes constructed by Purchaser on the Lots.

(vii) The Alternative Service (as defined in Exhibit C) has been completed as necessary to service the Lots being purchased subject to the provisions of Exhibit C.

6. Pre-Closing Conditions.

(a) Seller’s Conditions. Seller’s obligations to close the First Closing is contingent upon satisfaction of the following condition ("Seller's Condition Precedent"), which shall be in accordance with Seller’s requirements to be pursued by Seller in good faith using commercially reasonable efforts:

(i) That Purchaser and other homebuilders are under contract to purchase at least 200 of the residential lots in the Development. If for any reason, other than Seller’s fault or exercise of its discretion, this Seller's Condition Precedent is not satisfied on or before the date required for Final Approval of the Entitlements under Section 5(a), Seller may terminate this Contract (in which event the Deposit shall be returned to Purchaser), or elect, by written notice to Purchaser at least ten (10) days after the date required for Final Approval of the Entitlements under Section 5(a), to waive the condition and proceed to the First Closing, or elect to extend the applicable deadline for a period of time not to exceed 90 days by giving written notice to Purchaser on or before the respective deadline set forth above, during which time Seller shall use commercially reasonably efforts to cause such condition to be satisfied.

(b) Purchaser’s Conditions. It shall be a condition precedent to Purchaser’s obligation to close each Takedown, that the following conditions have been satisfied:

(i)           Final Approval of the Entitlements for each respective Takedown by the County and all other applicable Authorities and recordation of such Entitlements in the County Records as may be required by the County on or before a date which is sufficient to allow Seller to satisfy Purchaser’s condition precedent in Section 6(b)(ii) below, and such Entitlements remain in force and effect on the applicable Closing Date;

(ii)           Substantial Completion of the Finished Lot Improvements for the applicable Takedown on or before the applicable Finished Lot Improvement Deadline (as hereinafter defined);

(iii)           Seller’s representations and warranties set forth herein shall be materially true and correct as of each Closing;

(iv)           The Title Company shall be committed to issue to Purchaser, as soon as reasonably possible following each Closing Date, the applicable Title Policy, subject only to the Permitted Exceptions accepted by Purchaser in accordance with the provisions of this Contract.

(v)           There shall have been no material adverse change to the Property.

(vi)          Seller has obtained and delivered to Purchaser and Title Company a Plat Certification for the Final Plat.

(vii)        If Purchaser delivered its proposed House Plans (hereafter defined) to Seller, receipt of written approval of same from Seller as provided in Section 12(d)(i) of this Contract.

(viii)        The parties shall have agreed upon the form of Homebuyer Disclosure.

If the foregoing Purchaser’s conditions precedent are not satisfied on or before each respective Closing Date, Purchaser may as its sole remedy hereunder terminate this Contract as to such Takedown and any remaining Takedowns by written notice to Seller, delivered on or before the applicable Closing Date, in which case each party shall thereupon be relieved of all further obligations and liabilities under this Contract, except as otherwise provided herein, and the Deposit shall be returned to Purchaser, but if the failure of Purchaser’s conditions precedent are as a result of Seller’s default hereunder, Purchaser also shall have the rights and remedies of Section 27(b). Failure to give notice as described above shall be an irrevocable waiver of Purchaser’s right to terminate this Contract as to the affected Takedown pursuant to this Section 6(b). A Seller notice to extend given to Purchaser pursuant to Section 6(a) above has precedence and controls over any termination notice given by Purchaser to Seller pursuant to this Section 6(b).

7. Closing. "Closing" shall mean the delivery to the Title Company of all applicable documents and funds required to be delivered pursuant to Section 8 hereof, unconditional authorization of the Title Company to disburse, deliver and record the same, and recording of the deed conveying the Lots to Purchaser. The purchase of Lots at the closing of a Takedown shall be deemed to be "Closed" when the documents and funds required to be delivered pursuant to Section 8 hereinafter have been delivered to the Title Company, and the Title Company agrees to unconditionally to disburse, deliver and record the same, and the deed has been recorded.

8. Closings; Closing Procedures.

(a) On each respective Closing Date, Purchaser shall purchase the number of Lots that Purchaser is obligated to acquire hereunder in the applicable Takedown.

(b) Closing Dates. The date of the First Closing of the purchase and sale of the Takedown 1 Lots shall be the date that is five (5) business days after the parties have completed the list identifying the Punch-List Items have been determined pursuant to Section 5(B), all of which is to occur after Seller provided Purchaser with the Completion Notice, Plat Certification and Takedown Commitment for the Takedown 1 Lots. If substantial completion of the Finished Lot Improvements with issuance of the Completion Notice for the Takedown 1 Lots has not been achieved by the date that is twelve (12) months after the date that the Continuation Notice is delivered to Seller for the Takedown 1 Lots (the “Takedown 1 Finished Lot Improvement Deadline”), then the Closing Date of the First Closing may be extended by Seller up to four (4) months after the Takedown 1 Finished Lot Improvement Deadline by written notice from Seller to Purchaser issued prior to the initial Takedown 1 Finished Lot Improvement Deadline. Such date of Closing is herein referred to as the "Takedown 1 Closing Date." The date of the Second Closing of the purchase and sale of the Takedown 2 Lots (the "Takedown 2 Closing") shall be the date that is nine (9) months after the date that the First Closing occurs or such other date as Seller and Purchaser may mutually agree. Such date of Closing is herein referred to as the "Takedown 2 Closing Date." The date of the Third Closing of the purchase and sale of the Takedown 3 Lots (the "Takedown 3 Closing") shall be the date that is six (6) months after the date that the Second Closing occurs or such other date as Seller and Purchaser may mutually agree. Such date of Closing is herein referred to as the "Takedown 3 Closing Date." The date of the Fourth Closing of the purchase and sale of the Takedown 4 Lots (the "Takedown 4 Closing") shall be the date that is six (6) months after the date that the Third Closing occurs or such other date as Seller and Purchaser may mutually agree. Such date of Closing is herein referred to the "Takedown 4 Closing Date." The date of the Fifth Closing of the purchase and sale of the Takedown 5 Lots (the "Takedown 5 Closing") shall be the date that is six (6) months after the date that the Fourth Closing occurs or such other date as Seller and Purchaser may mutually agree. Such date of Closing is herein referred to the "Takedown 5 Closing Date." The date of the Sixth Closing of the purchase and sale of the Takedown 6 Lots (the "Takedown 6 Closing") shall be the date that is six (6) months after the date that the Fifth Closing occurs or such other date as Seller and Purchaser may mutually agree. Such date of Closing is herein referred to the "Takedown 6 Closing Date." The term "Closing Date" may be used to refer to each of the Takedown 1 Closing Date, the Takedown 2 Closing Date, the Takedown 3 Closing Date, the Takedown 4 Closing Date, the Takedown 5 Closing Date and the Takedown 6 Closing Date. If Purchaser desires to accelerate any of the Closing Dates, Purchaser may request that a Closing Date be accelerated, and if Seller is willing to do so in its sole and absolute discretion, the parties will work together to prepare a mutually acceptable amendment to this Contract to accommodate such request. The Finished Lot Improvements for the Takedown 2 Lots, the Takedown 3 Lots, the Takedown 4 Lots, the Takedown 5 Lots and the Takedown 6 Lots shall be Substantially Complete on or before ten (10) business days prior to the applicable Closing (such dates with the Takedown 1 Finished Lot Improvements Deadline are referred to as a “Finished Lot Improvement Deadline”). The Takedown 2 Closing Date, the Takedown 3 Closing Date, the Takedown 4 Closing Date, the Takedown 5 Closing Date and the Takedown 6 Closing Date are each subject to extension by Seller, inclusive of Force Majeure extensions, of up to four (4) months in the same manner as provided above for the Takedown 1 Closing Date. If requested by Purchaser during the Due Diligence Period, Seller will consider adjusting the foregoing schedule to align same with Purchaser’s proposed phasing schedule, but any such adjustment shall be in Seller’s and Purchaser’s sole discretion and, if made, shall be made in writing by amendment to this Contract.

(c) Closing Place and Time. Each Closing shall be held at 11:00 a.m. on the applicable Closing Date at the offices of the Title Company or at such other time and place as Seller and Purchaser may mutually agree.

(d) Closing Procedures. Each purchase and sale transaction shall be consummated in accordance with the following procedures:

(i)           All documents to be recorded and funds to be delivered hereunder shall be delivered to the Title Company to hold, deliver, record and disburse in accordance with closing instructions approved by Purchaser and Seller;

(ii)           At each Closing, Seller shall deliver or cause to be delivered in accordance with the closing instructions the following:

(1) A special warranty deed conveying the applicable portion of the Property to be acquired at such Closing to Purchaser. The special warranty deed shall contain a reservation of easements, minerals, mineral rights and water and water rights as set forth on Exhibit B. The special warranty deed shall also be subject to non-delinquent general real property taxes for the year of such Closing and subsequent years, District assessments and the Permitted Exceptions.

(2) Payment (from the proceeds of such Closing or otherwise) sufficient to satisfy any encumbrance relating to the portion of the Property being acquired at such Closing, required to be paid by Seller at or before the time of Closing.

(3) A tax certificate or other evidence sufficient to enable the Title Company to ensure the payment of all general real property taxes and installments of District assessments then due and payable for the portion of the Property being acquired at such Closing.

(4) An affidavit, in a form sufficient to comply with applicable laws, stating that Seller is not a foreign person or a foreign corporation subject to the Foreign Investment in Real Property Tax Act, and therefore not subject to its withholding requirements.

(5) A certification or affidavit to comply with the reporting and withholding requirements for sales of Colorado properties by non-residents (Colorado Department of Revenue Form DR-1083).

(6) A Lien Affidavit and Title Company Indemnity.

(7) A partial assignment of declarant rights or builder rights under the Master Covenants, assigning declarant and/or builder rights, if any, from Seller to Purchaser as necessary to enable Purchaser to maintain sales offices, construction offices, management offices, model homes and signs advertising the Development and/or Lots and take other action as is customary for the construction, advertising and sales of homes, and such other rights to which the parties may mutually agree.

(8) The Tap Purchase Agreement (as defined herein).

(9) A general assignment to Purchaser in the form attached hereto as Exhibit D ("General Assignment") with respect to the applicable Lots.

(10) The Offsite Infrastructure Escrow Agreement (as defined in Exhibit C) if not theretofore entered.

(11) Such other documents as may be required to be executed by Seller pursuant to this Contract or the closing instructions.

(iii)           At each Closing, Purchaser shall deliver or cause to be delivered in accordance with the closing instructions the following:

(1) The Purchase Price payable at such Closing, computed in accordance with Section 2 above, for the Lots being acquired at such Closing, such payment to be made in Good Funds.

(3) The Tap Purchase Agreement.

(4) All other documents required to be executed by Purchaser pursuant to the terms of this Contract or the closing instructions.

(5) Payment of any amounts due pursuant to Section 16 hereof.

(6) The Offsite Infrastructure Escrow Agreement (if Buyer desires to join same via joinder).

(iv)           At each Closing, Purchaser and Seller shall each deliver an executed settlement statement, which shall set forth all prorations, disbursements of the Purchase Price and expenses applicable to such Closing;

(vi)           The following adjustments and prorations shall be made between Purchaser and Seller as of each Closing:

(1) Real property taxes and installments of District assessments, if any, for the applicable portion of the Property for the year in which the Closing occurs shall be prorated based upon the most recent known rates, mill levy and assessed valuations; and such proration shall be final.

(2) Seller shall pay real property taxes for years prior to the year in which the Closing occurs.

(3) Purchaser shall pay any and all recording costs and documentary fees required for the recording of the deed.

(4) Seller shall pay the base premium for the Title Policy and for any endorsement Seller agrees to provide to cure a Title Objection, and Purchaser shall pay the premium for any other endorsements requested by Purchaser in accordance with Section 4 above, including an extended coverage endorsement.

(5) Each party shall pay one-half (1/2) of any closing or escrow charges of the Title Company.

(6) All other costs and expenses not specifically provided for in this Contract shall be allocated between Purchaser and Seller in accordance with the customary practice of commercial real estate transactions in Arapahoe County, Colorado.

(vii)           Possession of the applicable portion of the Property being acquired at each Closing shall be delivered to Purchaser at such Closing, subject to the Permitted Exceptions.

9. Seller’s Delivery of Title. At each Closing, Seller shall convey title to the applicable portion of the Property, subject to the following items, to the extent that they have been approved, or are deemed to have been approved by Purchaser pursuant to the terms of this Contract (collectively, the "Permitted Exceptions"):

(a) all easements, agreements, covenants, restrictions, rights-of-way and other matters of record approved or deemed approved by Purchaser in accordance with Section 4 above (unless otherwise identified herein as an obligation, fee or encumbrance to be assumed by Purchaser or which otherwise survives such Closing, the foregoing items, however, shall not include any mortgages, deeds of trust, mechanic’s liens or judgment liens arising by, through or under Seller, which monetary liens Seller shall cause to be released (or with Buyer’s approval fully insured over by the Title Company), to the extent they affect any portion of the Property, on or prior to the date that such portion of the Property is conveyed to Purchaser);

(b) the Entitlements, including without limitation, the Final Plat applicable to the Property being acquired at such Closing;

(c) the Master Covenants;

(d) the inclusion of the Property into the Sky Ranch Metropolitan District (the "District") and such other special districts as may be disclosed by the Master Commitment;

(e) A Public Improvement Fee Covenant substantially in the form provided by Seller to Buyer by email on May 20, 2017 or as otherwise approved by the parties prior to the expiration of the Due Diligence Period with respect to construction and installation of eligible public improvements on the Property, which imposes a public improvement fee equal to a percentage (the “PIF Percentage”) of all sales that occur on the Property that is one percentage point less than the total sales tax imposed on taxable sales occurring in that portion of the City of Aurora, Colorado located within the boundaries of the County and the PIF Percentage of the cost of building materials (the "Public Improvement Fee" or "PIF"). The PIF will be collected by (i) all sellers or providers of goods or services who engage in any PIF sales transactions within those portions of the Property subject to the PIF Covenant from the purchaser or recipient of such goods or services and (ii) all homebuilders and then will be paid over to the PIF collection agent. The PIF collection agent will receive and remit the Public Improvement Fee to the Seller or District. PIF sales shall not include the sale of residential improvements or any goods incident to the sale of residential improvements. It is expected the Public Improvement Fee Covenant will provide and allow for Buyer to make a single payment at the issuance of a building permit for each home based on the construction valuation of the home.

(f) A reservation of water and mineral rights as set forth on Exhibit B hereof;

(g) applicable zoning and governmental regulations and ordinances;

(h) title exceptions, encumbrances, or other matters created by, through or under Purchaser or otherwise approved by Purchaser in writing;

(i) items apparent upon an inspection of the Property or shown or that would be shown on an accurate and current survey of the Property as of the end of the Due Diligence Period; and

(j) any Permissible New Exception, any Other New Exception approved or deemed approved by Purchaser, and any other document required or permitted to be recorded against the Property in the County Records pursuant to the terms of this Contract..

10. Due Diligence Period; Acceptance of Property; Release and Disclaimer.

(a) Feasibility Review. Within five (5) business days following the Effective Date, Seller shall deliver or make available (at Seller’s office, via electronic file share or other means) to Purchaser the following listed items to the extent in Seller’s actual possession; if an item listed below is not in Seller’s possession and not delivered or made available to Purchaser but is otherwise readily available to Seller, then Purchaser may make written request to Seller to provide such item and Seller will use its reasonable efforts to obtain and deliver or make such item available to Purchaser, but Seller will have no obligation otherwise to obtain any item not in Seller’s possession: (i) any environmental reports, soil reports and certifications pertaining to the Lots, (ii) a copy of any subdivision plat for the Property and the current version of all Entitlements, (iii) engineering and construction plans pertaining to the Lots, (iv) biological, grading, drainage, hydrology and other engineering reports and plans and engineering and constructions plans for offsite improvements that are required to obtain building permits/certificates of occupancies for single-family detached homes constructed on the Lots; (v) any PUD, Development Agreement, Site Development Plans and other approvals or pending Entitlement applications pertaining to the Lots particularly and the Development generally; (vi) any Special District Service Plans; (vii) any existing ALTA or other boundary Survey of the Property; and (viii) copies of any subdivision bonds or guarantees applicable to the Lots (collectively, the "Seller Documents"). In the event Seller received any update to the Seller Documents, Seller shall deliver same promptly to Purchaser. Purchaser shall have a period expiring sixty (60) calendar days following the Effective Date of this Contract within which to review the same (the "Due Diligence Period"). During the Due Diligence Period, Purchaser shall have an opportunity to review and inspect the Property, all Seller Documents provided or made available to Purchaser and any and all factors deemed relevant by Purchaser to its proposed development and the feasibility of Purchaser’s intended uses of the Property in Purchaser’s sole and absolute discretion (the "Feasibility Review"). The Feasibility Review shall be deemed to have been completed to Purchaser’s satisfaction if Purchaser gives written notice to Seller of its election to continue this Contract ("Continuation Notice") prior to the expiration of the Due Diligence Period. If Purchaser fails to timely give a Continuation Notice or if Purchaser gives a notice of its election to terminate (which may be given at any time prior to the end of the Due Diligence Period, for any reason or no reason), the Deposit shall be promptly returned to Purchaser, Purchaser shall deliver to Seller all information and materials received by Purchaser from Seller pertaining to the Property and any non-proprietary and non-confidential information otherwise obtained by Purchaser and thereafter the parties shall have no further rights or obligations under this Contract except as otherwise provided in Section 24 below.

(b) Approval of Property. If Purchaser gives a Continuation Notice on or before the expiration of the Due Diligence Period, except as otherwise provided in this Section 10, Purchaser shall be deemed to have waived Feasibility Review and elected to continue this Contract and proceed as provided hereunder.

(c) Radon. Purchaser acknowledges that radon gas and naturally occurring radioactive materials (“NORM”) each naturally occurs in many locations in Colorado. The Colorado Department of Public Health and Environment and the United States Environmental Protection Agency (the "EPA") have detected elevated levels of naturally occurring radon gas in residential structures in many areas of Colorado, including the County and all of the other counties along the front range of Colorado. The EPA has raised concerns with respect to adverse effects on human health from long-term exposure to high levels of radon and recommends that radon levels be tested in all Residences. Purchaser acknowledges that Seller neither claims nor possesses any special expertise in the measurement or reduction of radon or NORM. Purchaser further acknowledges that Seller has not undertaken any evaluation of the presence or risks of radon or NORM with respect to the Property nor has it made any representation or given any other advice to Purchaser as to acceptable levels or possible health hazards of radon and NORM. SELLER HAS MADE NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, CONCERNING THE PRESENCE OR ABSENCE OF RADON, NORM OR OTHER ENVIRONMENTAL POLLUTANTS WITHIN THE PROPERTY OR THE RESIDENCES TO BE CONSTRUCTED ON THE LOTS OR THE SOILS BENEATH OR ADJACENT TO THE PROPERTY OR THE RESIDENCES TO BE CONSTRUCTED ON THE LOTS PRIOR TO, ON OR AFTER THE CLOSING DATE. Purchaser, on behalf of itself and its successors and assigns, hereby releases the Seller from any and all liability and claims with respect to radon gas. Every home sales contract entered in to by Purchaser with respect to subsequent sales of Lots shall include any disclosures with respect to radon as required by applicable Colorado law.

(d) Soils. Purchaser acknowledges that soils within the State of Colorado consist of both expansive soils and low-density soils, and certain areas contain potential heaving bedrock associated with expansive, steeply dipping bedrock, which will adversely affect the integrity of a dwelling unit constructed on a Lot if the dwelling unit and the Lot on which it is constructed are not properly maintained.  Expansive soils contain clay mineral, which have the characteristic of changing volume with the addition or subtraction of moisture, thereby resulting in swelling and/or shrinking soils.  The addition of moisture to low-density soils causes a realignment of soil grains, thereby resulting in consolidation and/or collapse of the soils.  Purchaser agrees that it shall obtain a current geotechnical report for the Property and an individual lot soils report for each Lot containing design recommendations from a licensed geotechnical engineer for all structures to be placed upon the Lot. Purchaser shall require all homes to have engineered footing and foundations consistent with results of the individual lot soils report for each Lot and shall take reasonable action as shall be necessary to ensure that the homes to be constructed upon the Lots shall be done in accordance with proper design and construction techniques. Purchaser shall also provide a copy of the geotechnical report for the Property and the individual lot soils report for each Lot to Seller within seven (7) days after Seller’s request for the same, and agrees in the event that this Contract terminates for any reason Purchaser shall use reasonable efforts to assign, without liability or recourse to Purchaser, at Seller’s request, the geotechnical report for the Property and the individual lot soils report for each Lot to any subsequent homebuilder who enters into a purchase and sale agreement with Seller to purchase all of a portion of the Lots. SELLER HAS MADE NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, CONCERNING THE PRESENCE OR ABSENCE OF EXPANSIVE SOILS, LOW-DENSITY SOILS OR DIPPING BEDROCK UPON THE PROPERTY AND PURCHASER SHALL UNDERTAKE SUCH INVESTIGATION AS SHALL BE REASONABLE AND PRUDENT TO DETERMINE THE EXISTENCE OF THE SAME. Purchaser shall provide all disclosures required by C.R.S. Section 6-6.5-101 in every home sales contract entered in to by Purchaser with respect to subsequent sales of a Lot to a homebuyer. Purchaser, on behalf of itself and its successors and assigns, hereby releases the Seller from any and all liability and claims with respect to expansive and low-density soils and dipping bedrock located within the Property. Purchaser shall also indemnify, defend and hold all Seller Parties harmless from and against any claims asserted by all subsequent owners of the Lots relating to geotechnical or soils conditions on the Lots; provided that Purchaser is not required to indemnify consultants, contractors and subcontractors who contract with Seller and who perform services or supply labor, materials, equipment, and other work relating to geotechnical or soils conditions on the Lots that is necessary for the Lots to satisfy the requirements set forth herein.

(e)  Over Excavation. The Finished Lot Improvements required for each Lot do not include any “over excavation” or comparable preparation or mitigation of the soil (the “Overex”) on the Property and Purchaser shall have sole responsibility at Purchaser’s sole expense with respect to the Overex and shall have the right (pursuant to a license agreement to be provided by Seller) to enter such Lots for the purposes of performing the Overex; provided, however, that such entry shall be performed in a manner that does not materially interfere with or result in a material delay or an increase in the costs or any expenses in the construction of the Finish Lot Improvements, and provided further that Purchaser shall promptly repair any portion of the Lots and adjacent property that is materially damaged by Purchaser or its agents, designees, employees, contractors, or subcontractors in performing the Overex. Purchaser shall obtain, at its cost, a current geotechnical report for the Property and an individual lot soils report for each Lot containing design recommendations from a licensed geotechnical engineer for all structures to be placed upon the Lot (“Purchaser’s Geotechnical Reports”) shall not rely upon any geotechnical or soils report furnished by Seller, and Seller shall have no responsibility or liability with respect to the Overex, Purchaser’s Geotechnical Reports or any matters related thereto. The parties shall reasonably cooperate in coordinating Purchaser’s completion of the Overex so that the Overex can be properly sequenced with Seller’s completion of the Finished Lot Improvements. In no event shall the Seller be liable to Purchaser for any delay or costs or damages incurred by Purchaser with respect to such Overex, even if caused by any delay in installation of Finished Lot Improvements sequenced ahead of the Overex. THE PARTIES ACKNOWLEDGE AND AGREE THAT SELLER IS NOT PERFORMING ANY OVER-EXCAVATION OF THE LOTS AND THAT SELLER SHALL HAVE NO LIABILITY WHATSOEVER WITH RESPECT TO OR ARISING OUT OF ANY OVER-EXCAVATION OF THE LOTS OR EXPANSIVE SOILS PRESENT ON THE LOTS AND SELLER EXPRESSLY DISCLAIMS ANY LIABILITY WITH RESPECT TO ANY OVER-EXCAVATION OF THE LOTS AND EXPANSIVE SOILS PRESENT ON THE LOTS.

(f) No Reliance on Documents. Except for and subject to the representations, warranties, covenants and agreements of Seller expressly stated in this Contract and/or expressly set forth in the documents executed by Seller at Closing (collectively, the “Seller’s Express Representations”), Seller makes no representation or warranty as to the truth, accuracy or completeness of any materials, data or information (including, without limitation, the Seller Documents) delivered by Seller or its brokers or agents to Purchaser in connection with the transaction contemplated hereby. Except for and subject to Seller’s Express Representations, all materials, data and information delivered by Seller to Purchaser in connection with the transaction contemplated hereby are provided to Purchaser as a convenience only and any reliance on or use of such materials, data or information by Purchaser shall be at the sole risk of Purchaser, except as otherwise expressly stated herein. Except for and subject to Seller’s Express Representations, the Seller Parties shall not be liable to Purchaser for any inaccuracy in or omission from any such reports. Purchaser hereby represents to Seller that, to the extent Purchaser deems the same to be necessary or advisable for its purposes, and without waiving the right to rely upon the Seller’s Express Representations: (i) Purchaser has performed or will perform an independent inspection and investigation of the Lots and has also investigated or will investigate the operative or proposed governmental laws, ordinances and regulations to which the Lots may be subject, and (ii) Purchaser shall acquire the Lots solely upon the basis of its own or its experts' independent inspection and investigation, including, without limitation, (a) the quality, nature, habitability, merchantability, use, operation, value, fitness for a particular purpose, marketability, adequacy or physical condition of the Lots or any aspect or portion thereof, including, without limitation, appurtenances, access, landscaping, parking facilities, electrical, plumbing, sewage, and utility systems, facilities and appliances, soils, geology and groundwater, (b) the dimensions or sizes of the Lots, (c) the development or income potential, or rights of or relating to, the Lots, (d) the zoning or other legal status of the Lots or any other public or private restrictions on the use of the Lots, (e) the compliance of the Lots with any and all applicable codes, laws, regulations, statutes, ordinances, covenants, conditions and restrictions, (f) the ability of Purchaser to obtain any necessary governmental permits for Purchaser's intended use or development of the Lots, (g) the presence or absence of Hazardous Materials on, in, under, above or about the Lots or any adjoining or neighboring property, (h) the condition of title to the Lots, or (i) the economics of, or the income and expenses, revenue or expense projections or other financial matters, relating to the Lots, except as provided in any express representations/warranties and/or covenants contained in this Contract.

(g) As Is. Except for and subject to Seller’s Express Representations, Purchaser acknowledges and agrees that it is purchasing the Property based on its own inspection and examination thereof, and Seller shall sell and convey to Purchaser and Purchaser shall accept the property on an “AS IS, WHERE IS, WITH ALL FAULTS, LIABILITIES, AND DEFECTS, LATENT OR OTHERWISE, KNOWN OR UNKNOWN” basis in an "AS IS" physical condition and in an "AS IS" state of repair (subject in all events to Seller’s Express Representations including but not limited to the Finished Lot Improvements obligation set forth in Section 5(b) hereof). Except for and subject to Seller’s Express Representations, to the extent not prohibited by law the Purchaser hereby waives, and Seller disclaims all warranties of any type or kind whatsoever with respect to the Property, whether express or implied, direct or indirect, oral or written, including, by way of description, but not limitation, those of habitability, fitness for a particular purpose, and use. Without limiting the generality of the foregoing, Purchaser expressly acknowledges that, except for and subject to Seller’s Express Representations, Seller makes no other or additional representations or warranties concerning, and hereby expressly disclaims any representations or warranties concerning the following: (i) The value, nature, quality or condition of the Property; (ii) Any restrictions related to development of the Property; (iii) The applicability of any governmental requirements; (iv) The suitability of the Property for any purpose whatsoever; (v) The presence in, on, under or about the Property of any Hazardous Material or any other condition of the Property which is actionable under any Environmental Law (as such terms are defined in this Section 10); (vi) Compliance of the Property or any operation thereon with the laws, rules, regulations or ordinances of any applicable governmental body; or (vii) The presence or absence of, or the potential adverse health, economic or other effects arising from, any magnetic, electrical or electromagnetic fields or other conditions caused by or emanating from any power lines, telephone lines, cables or other facilities, or any related devices or appurtenances, upon or in the vicinity of the Property.

As used herein, "Hazardous Materials" shall mean, collectively, any chemical, material, substance or waste which is or hereafter becomes defined or included in the definitions of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "pollutant" or "contaminant," or words of similar import, under any Environmental Law, and any other chemical, material, substance, or waste, exposure to, disposal of, or the release of which is now or hereafter prohibited, limited or regulated by any governmental or regulatory authority or otherwise poses an unacceptable risk to human health or the environment.

As used herein, "Environmental Laws" shall mean all applicable local, state and federal environmental rules, regulations, statutes, laws and orders, as amended from time to time, including, but not limited to, all such rules, regulations, statutes, laws and orders regarding the storage, use and disposal of Hazardous Materials and regarding releases or threatened releases of Hazardous Materials to the environment.

(h) Release. Purchaser agrees that, except for and subject to Seller’s Express Representations, Seller shall not be responsible or liable to Purchaser for any defects, errors or omissions, or on account of geotechnical or soils conditions or on account of any other conditions affecting the Property, because Purchaser otherwise is purchasing the Property AS IS, WHERE-IS, and WITH ALL FAULTS as set forth above in subsection (g). Purchaser, or anyone claiming by, through or under Purchaser, hereby fully releases Seller, Seller’s affiliates, divisions and subsidiaries and their respective managers, members, partners, officers, directors, shareholders, affiliates, representatives, employees, consultants and agents (the “Seller Parties” and each as a “Seller Party”) from, and irrevocably waives its right to maintain, any and all claims and causes of action that it or they may now have or hereafter acquire against the Seller Parties for any cost, loss, liability, damage, expense, demand, action or cause of action arising from or related to any defects, errors, omissions, soils conditions or other conditions affecting the Property of the suitability or fitness of the Property, except to the extent that such loss or other liability derives or results from a breach or default of any of Seller’s Express Representations. Purchaser waives any Environmental Claim (as defined in this Section) which it now has or in the future may have against Seller, provided however, such waiver shall not apply to activities to be performed by the Seller hereunder to construct the Finished Lot Improvements. The foregoing release and waiver shall be given full force and effect according to each of its express terms and provisions, including, but not limited to, those relating to unknown and suspected claims, damages and causes of action. As used herein, "Environmental Claim" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, liens, investigations, proceedings or notices of noncompliance or violation, whether written or oral, by any person, organization or agency alleging potential liability, including without limitation, potential liability for enforcement, investigatory costs, cleanup costs, governmental response costs, removal costs, remedial costs, natural resources damages, property damages, including diminution of the market value of the Property or any part thereof, personal injuries or penalties arising out of, based on or resulting from the presence or release into the environment of any Hazardous Materials or resulting from circumstances forming the basis of any violation or alleged violation of any Environmental Laws based Hazardous Materials, and any and all claims by any person, organization or agency seeking damages, contribution, indemnification, costs, recovery, compensation or injunctive relief relating to same.

(i) Indemnification. Purchaser shall indemnify, defend (with counsel reasonably selected by Purchaser with Seller approval) and hold harmless the Seller Parties of, from and against any and all claims, demands, liabilities, losses, expenses, damages, costs and reasonable attorneys’ fees that any of the Seller Parties may at any time incur by reason of or arising out of: (i) any work performed in connection with or arising out of Purchaser’s activities, or Purchaser’s acts or omissions with respect to any Overex work, (ii) Purchaser’s failure to perform its work on the Property in accordance with applicable laws, and (iii) either personal injuries or property damage occurring after the Closing by reason of or arising out of the geologic, soils or groundwater conditions on the Property acquired by Purchaser, (iv) Purchaser’s or its successor’s development, construction, use, ownership, management, marketing or sale activities associated with the Lots (including, without limitation, land development, grading, excavation, trenching, soils compaction and construction on the Lots performed by or on behalf of Purchaser (including, but not limited to, by all subcontractors and consultants engaged by Purchaser); (v) the soils, subsurface geologic, groundwater conditions or the movement of any home constructed on the Lots after a Closing; (vi) the design, engineering, structural integrity or construction of any homes constructed by Purchaser on the Lots after a Closing; or (vii) any claim asserted by Purchaser’s homebuyers or their successors in interest alleging construction defects related to any Overex work performed by Purchaser, or any soils, subsurface geologic or groundwater conditions affecting the Lots. The foregoing indemnity obligation of Purchaser includes acts and omissions of Purchaser and all agents, consultants and other parties acting for or on behalf of Purchaser (“Purchaser Parties”). Notwithstanding the foregoing, Purchaser is not required by this indemnification provision to indemnify the Seller against (i) Seller's failure to perform its obligations under this Contract or under any of the Closing documents, (ii) Seller's breach of Seller’s Express Representation, or (iii) claims arising directly from the decisions of Seller acting in its capacity as declarant under the Declaration; and further provided that Purchaser is not required to indemnify consultants, contractors and subcontractors who contract with Seller and who perform services or supply labor, materials, equipment, and other work relating to geotechnical or soils conditions on the Lots that is necessary for the Lots to satisfy the requirements set forth herein.

(j)   The provisions of this Section 10 shall survive each Closing and the delivery of each respective deed to the Purchaser.

11. Seller’s Representations. Seller hereby represents and warrants to Purchaser as follows (the following Subsections collectively referred to herein as "Seller’s Representations"):

(a) Litigation. To Seller’s Actual Knowledge (as defined in this Section 11), there is no threatened or pending litigation affecting or pertaining to the Property or the Development.

(b) Non-Foreign Person. Seller is not a "foreign person" as that term is defined in Section 1445 of the Internal Revenue Code of 1986, as amended, and applicable regulations.

(c) Condemnation. Seller has received no written notice of any pending or threatened condemnation or eminent domain proceedings which may affect the Property or the Development or any part thereof.

(d) Execution and Delivery. The execution, delivery and performance of this Contract by Seller does not and will not result in a breach of, or constitute a default under, any indenture, loan or credit agreement, mortgage, deed of trust or other agreement to which Seller is a party.

(e) Default. To Seller’s Actual Knowledge, Seller has not defaulted under any covenant, restriction or contract affecting the Property or the Development, nor has Seller caused by its act or omission an event to occur which would with the passage of time constitute a breach or default under such covenant, restriction or contract.

(f) Violation of Law. Seller has not received any written notice of non-compliance, and to Seller’s Actual Knowledge there is no non-compliance, of the Property or the Development with respect to any federal, state or local laws, codes, ordinances or regulations relating to the Property or the Development.

(g) Rights. Seller has not granted to any party, other than Purchaser hereunder, any option, contract, right of refusal or other agreement with respect to a purchase or sale of the Property.

(h) Environmental. Neither Seller nor, to Seller's Actual Knowledge, any third party, has used, generated, transported, discharged, released, manufactured, stored or disposed of any Hazardous Materials from, into, at, on, under or about the Property in any manner which violates federal, state, or local laws, ordinances, rules, regulations, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production, or disposal of Hazardous Material. To Seller's Actual Knowledge: (a) the Property is not now, nor was it previously, in violation, and is not currently under investigation for violation of any Environmental Law; (b) there has been no migration of any Hazardous Materials from, into, at, on, under or about the Property; and (c) there is not now, nor was there previously, on or in the Property underground storage tanks or surface below-grade impoundments used to store, treat or handle Hazardous Materials or debris or refuse buried in, on or under the Property.

(i) Debt. As of the Effective Date, Seller owns the Property free and clear of any mortgages or deeds of trust. If Seller encumbers the Property, or portion thereof, with a mortgage or deed of trust before a Closing, the Lots to be acquired at such Closing will be released from such encumbrance at such Closing. Seller will use commercially reasonably efforts to obtain a recognition agreement from the lender holding any such mortgage or deed of trust, but makes no representation or other covenant that such lender will agree to the terms of or execute a recognition agreement.

(j)   Development Ownership. To Seller’s Actual Knowledge, as of the Effective Date Seller owns, has or will acquire rights in all real property as necessary or as will be necessary to be able comply with the Entitlements.

(k) Seller Documents. To Seller’s Actual Knowledge, the Seller Documents provided and to be provided by Seller to Purchaser are and will be true, correct and complete copies of same.

(l) FASB. The fair market value of the Property does not exceed fifty percent (50%) of the fair market value of the total assets of Seller.

For purposes of the foregoing, the phrase "Seller’s Actual Knowledge" shall mean the current, actual, personal knowledge of Mark Harding as President of Seller, without any duty of investigation or inquiry and without imputation of any other person’s knowledge. The fact that reference is made to the personal knowledge of the above identified individual shall not render such individual personally liable for any breach of any of the foregoing representations and warranties; rather, Purchaser’s sole recourse in the event of any such breach shall be against Seller, and Purchaser hereby waives any claim or cause of action against the above identified individuals arising from Seller’s Representations. In the event that any information contained in the Seller Documents conflicts with Seller’s Representations set forth in this Section, the Seller Documents shall govern and control and such inconsistency shall not constitute a breach by Seller of its Seller’s Representations herein. Seller and Purchaser shall notify the other in writing immediately if any Seller’s Representation become untrue or misleading in light of information obtained by Seller or Purchaser after the Effective Date. In the event that Purchaser has actual knowledge that any of Seller’s Representations are untrue or misleading, or of a breach of any of Seller’ Representations prior to the Closing, without the duty of further inquiry, and Purchaser elects to close, Purchaser shall be deemed to have waived any right of recovery, and Seller shall not have any liability in connection therewith.

Seller’s Representations shall be deemed to be made again as and at the date of each Closing, and shall survive each respective Closing for a period of twelve (12) months, except to the extent of any matter that is known by Purchaser, or is contained in materials provided to or made available to Purchaser that makes Seller’s Representations untrue as of such Closing Date and in any such instance Seller’s Representations shall not survive Closing.

Seller makes no promises, representations or warranties regarding the construction, installation or operation of any amenities within the Development, including without limitation, club houses, swimming pools and sports courts. To the extent that any development plans, site plans, rendering, drawings, marketing information or other materials related to the Development include, depict or imply the inclusion of any amenities in the Development, they are included only to illustrate possible amenities for the Development that may or may not be built and Purchaser shall not rely upon any such materials regarding the construction, installation or operation of any amenities within the Development. Nothing herein shall relieve Seller of the obligation to construct such amenities that are ultimately required by the Entitlements.

12. Purchaser’s Obligations. Purchaser shall have the following obligations, each of which shall survive each respective Closing and, where noted, termination of this Contract. Notwithstanding any contrary provision set forth in this Contract, Seller shall have the right to enforce said obligations by means of any legal or equitable proceedings including, but not limited to, suit for actual damages and equitable relief:

(a) Master Covenants. Purchaser shall comply with all obligations applicable to Purchaser under the Master Covenants.

(b) Compliance with Laws. Purchaser shall comply with and abide by all laws, ordinances, statutes, covenants, rules and regulations, building codes, permits, association documents and other recorded instruments (as they are from time to time amended, supplemented or changed) which regulate any activities relating to the use, ownership, construction or sale of any Lot or any improvements thereon.

(c) Entry Prior to Closing. From and after the Effective Date of this Contract until the Closing Date or earlier termination of this Contract, and so long as no default by Purchaser exists under this Contract, Purchaser and its agents, employees and representatives shall be entitled to enter upon the Property for purposes of conducting soil and other engineering tests and to inspect and survey any of the Property. If the Property is altered or disturbed in any manner in connection with any of Purchaser’s activities, Purchaser shall immediately return the Property to substantially the condition existing prior to such activities. Purchaser shall promptly refill holes dug and otherwise to repair any damage to the Property as a result of its activities. Purchaser and its agents shall not have the right to conduct any invasive testing (e.g., borings, drilling, soil/water sampling, etc.), except standard geotech preliminary investigation, on the Lots (which may include borings, drilling, and sampling), including, without limitation, any so-called "Phase II" environmental testing, without first obtaining Seller's written consent (and providing Seller at least seventy-two (72) hours' prior written notice), which consent may be withheld by Seller in its reasonable discretion and shall be subject to any terms and conditions imposed by Seller in its reasonable discretion. In the event that Purchaser fails to obtain Seller's written consent prior to any invasive testing, in addition to and without limiting any other obligations Purchaser may have under this Section, Purchaser shall be fully responsible and liable for all costs of remediation with respect to any materials disturbed in any manner that requires remediation or that are removed in connection with such invasive testing and including, but not limited to, costs for disposal of materials removed during any invasive testing. Purchaser shall not permit any lien to attach to the Property or any portion of the Property as a result of the activities. Purchaser shall indemnify, defend and hold Seller, its officers, directors, shareholders, employees, agents and representatives harmless from and against any and all mechanics’ and materialmen’s liens, claims (including, without limitation, personal injury, death and property damage claims), damages, losses, obligations, liabilities, costs and expenses including, without limitation, reasonable attorneys’ fees incurred by Seller, its officers, directors, shareholders, employees, agents and representatives or their property arising out of any breach of the provisions of this Section 12(c) by Purchaser, its agents, employees or representatives. The foregoing indemnity obligation of Purchaser includes acts and omissions of Purchaser and all agents, consultants and other parties acting for or on behalf of Purchaser. Purchaser shall maintain in effect during its inspection of the Property commercial general liability coverage for bodily injury and property damage in the amount of at least $2,000,000.00 combined single limit, and automobile liability coverage for bodily injury and property damage in the amount of at least $2,000,000.00 combined single limit, and the policy or policies of insurance shall be issued by a reputable insurance company or companies which are qualified to do business in the State of Colorado and shall name Seller as an additional insured. In addition, before entering upon the Property, Purchaser shall provide Seller with valid certificates indicating such insurance is in effect. The foregoing indemnity shall not apply to claims due to (i) Hazardous Materials or conditions that are not placed on the Property or caused by Purchaser or its agents, (ii) pre-existing matters, (iii) or Seller’s actions or inactions. The indemnity and agreement set forth in this Section 12(c) shall survive the expiration or termination of this Contract for any reason.

(d) Architectural Approval. In order to assure that homes constructed by Purchaser are compatible with the other residential construction in the Development and meet certain architectural, design, and landscaping criteria and guidelines included in the approved SDP applicable to the Property (the “SDP Criteria”) and are otherwise acceptable to Seller, all construction and landscaping on the Lots shall be subject to the prior review and approval of Seller. The Master Covenants will provide for the formation of an architectural review committee (“Architectural Review Committee”) and for the Declarant’s promulgation and adoption of design guidelines (“Design Guidelines”) to be applied by the Architectural Review Committee. The Master Covenants and/or the Design Guidelines will provide for an exemption from obtaining Architectural Review Committee approval for the Seller and any other person whose House Plans (as hereinafter defined) has been reviewed and approved by the Seller.

(i) The Existing Entitlement Documents contain the Preliminary Development Plan which include the preliminary architectural, design, and landscaping criteria and guidelines for the Property which will be the basis for the SDP Criteria to be incorporated into the SDP. Purchaser shall submit to Seller the Purchaser’s elevations, floor plans, typical landscape plans, exterior color palettes for homes and other buildings, structures and improvements to be located on the Lots (“House Plans”) within 20 days following the Effective Date of this Contract. Seller will review the House Plans and Seller shall deliver notice to Purchaser of the Seller’s preliminary approval or disapproval of the House Plans within ten (10) business days after receipt of the House Plans, with such approval not to be unreasonably withheld, conditioned or delayed. If Seller fails to so notify Purchaser of preliminary approval or disapproval within such 10-business day period, the Purchaser shall provide Seller with written notice of the same and Seller shall notify Purchaser within three (3) business days of its approval of disapproval. If Seller fails to approve or disapprove within such 3-business day period, the House Plans shall be deemed preliminarily approved. In the event of disapproval, Purchaser shall revise and resubmit the House Plans to the Seller for reconsideration, addressing the matters disapproved by the Seller, and the procedure set forth above shall be repeated until the House Plans are approved by the Seller. Seller will use reasonable efforts to confirm that Purchaser’s House Plans, as approved by Seller, are compatible with the SDP Criteria. Upon County approval of the SDP, Seller will conduct a second review of the House Plans for compliance and compatibility with the SDP Criteria. If the House Plans do not materially comply with the County-approved SDP Criteria applicable to the Property, Seller will notify Purchaser. If Purchaser and Seller are unable to agree upon mutually acceptable revisions to the House Plans so that they comply with the SDP Criteria, then Purchaser may terminate this Contract, in which event the Deposit shall be promptly returned to Purchaser, Purchaser shall deliver to Seller all information and materials received by Purchaser from Seller pertaining to the Property and any non-confidential and non-proprietary information otherwise obtained by Purchaser pertaining to the Property, and thereafter the parties shall have no further rights or obligations under this Contract except those that expressly survive termination of this Contract. After Seller approves the Purchaser’s House Plans, and before Purchaser commences construction of homes on the Lots, Purchaser shall submit to Seller any material changes in the approved House Plans. Seller shall review the material changes for general consistency and compatibility with the standards and criteria set forth in the SDP Criteria and the Master Covenants and if Seller approves such changes, Seller shall notify Purchaser within ten (10) business days of its approval, not to be unreasonably withheld, conditioned or delayed.

(ii) Purchaser shall obtain Seller approval of House Plans before commencing construction on a Lot. Purchaser shall perform all construction, development and landscaping in accordance with the approved House Plans and in conformity with the Master Covenants and the SDP Criteria and all other requirements, rules, regulations of any local jurisdictional authority. Purchaser and Seller acknowledge that the County will not conduct architectural review nor issue approval of Purchaser’s house plans, but rather requires the building permit applicant to comply with the SDP Criteria. Seller’s approval of Purchaser’s House Plans is only intended as a review for compatibility with other residential construction in the Development and the SDP Criteria and does not constitute a representation or warranty that Purchaser’s House Plans comply with SDP Criteria and Purchaser shall be responsible for confirming such compliance.

(e) Disclosures to Homebuyers. Purchaser shall include in each contract for the sale of any Home constructed by Purchaser in the Development all disclosures required by applicable laws, including, but not limited to, if required by applicable law at the time of sale, a Special District Disclosure, a Common Interest Community Disclosure, a Mineral Disclosure, and Source of Potable Water Disclosure, along with additional disclosures regarding expansive/low-density soils and radon (“Homebuyer Disclosure”). The Homebuyer Disclosure shall be in a form to be agreed upon by Seller and Purchaser before the end of the Due Diligence Period and a copy of each such signed (or receipted) Homebuyer Disclosure shall be furnished to Seller upon request.

13. Force Majeure. A delay in or failure to perform any obligations required of Seller under this Contract shall not constitute a default to the extent such delay or failure is caused by Force Majeure and all times for performance shall be extended by the number of days of Force Majeure. "Force Majeure" shall be limited to acts of God, war, terrorism, fire, flood, earthquake, hurricane, weather conditions, strike, delay or unavailability of labor or materials, delay or unavailability of utilities, delays in obtaining governmental approvals to the extent not caused by the party seeking approval, moratoria, injunctions, orders or directives of any court or governmental body, or other actions of third parties (but not including financial inability) which, despite the exercise of reasonable diligence, the party required to perform is unable to prevent, avoid or remove. If the performance of an obligation hereunder, other than the payment of money, is expressly subject to the effect of Force Majeure, then, unless otherwise provided herein, the effect of a Force Majeure shall be to extend the time for performance of such obligation for the reasonable period of such Force Majeure. Each party shall promptly provide the other with written notice of any event giving rise to a claim for Force Majeure within fifteen (15) business days of the occurrence of such event.

14. Cooperation. Purchaser shall reasonably cooperate with and require its agents, employees, subcontractors and other representatives to cooperate with all other parties involved in construction within the Development, including, where applicable, the granting of a nonexclusive license to enter upon the Property conveyed to Purchaser. Purchaser shall execute any and all documentation reasonably required by Seller or the Authorities to effectuate any desired modification or change in connection with Seller’s activities in the Development including, without limitation, amendments or restatements of the Master Covenants, or any Final Plat; provided, however, Purchaser shall not be obligated to execute any such documentation if it will materially adversely affect the fair market value or use of the Property or Purchaser’s ability to construct or to sell its proposed homes within the Property, or if it will materially increase the cost of ownership or construction or interfere with ownership or construction.

15. Fees. Subject to the provisions of Sections 16 and 17 below:

(a) FHA/VA. Seller shall not be required to obtain any specific approvals to cause the Property to qualify for FHA or VA homebuyer financing programs.

(b) Utility Company Refunds. Any refunds from utility providers relating to construction deposits made by Seller for the Finished Lot Improvements relating to the Property shall be the exclusive property of Seller. Purchaser shall cooperate with Seller in turning over any such funds and directing those funds to Seller.

16. Water and Sewer Taps; Fees; and District Matters.

(a) Rangeview Metropolitan District. The water and sewer service provider for the Lots is the Rangeview Metropolitan District (“Rangeview”) and Purchaser shall be required to purchase water and sewer taps for the Lots from Rangeview. During the Due Diligence Period, Purchaser shall negotiate in good faith to reach agreement with Rangeview on terms and provisions of a Tap Purchase Agreement (the "Tap Purchase Agreement") in which Rangeview agrees to sell to Purchaser, and Purchaser agrees to purchase from Rangeview, a water and sewer tap for each Lot in accordance with an agreed-upon purchase schedule, but in no event later than the issuance of a building permit for a Lot. If Rangeview and Purchaser agree upon a Tap Purchase Agreement before the expiration of the Due Diligence Period, they shall prepare and execute an amendment to this Contract to set forth the agreed-upon Tap Purchase Agreement and execute the Tap Purchase Agreement on or before the date of the First Closing. If Rangeview and Purchaser are unable to agree on a Tap Purchase Agreement before the expiration of the Due Diligence Period, this Contract shall terminate and the Deposit shall be promptly returned to Purchaser, Purchaser shall deliver to Seller (or destroy) all information and materials pertaining to the Property provided by Seller and thereafter the parties shall have no further rights or obligations under this Contract except as otherwise provided in Section 24 below. It is expected the combined cost to purchase a water tap and sewer will be dependent on Lot size, home square footage, number of floors, driveway lanes, outdoor irrigated square footage, and xeriscape square footage and may be subject to increase from time to time as Rangeview revises its fee schedule.

(b) Sky Ranch Metropolitan District No. 1. The Property is included within the boundaries of the Sky Ranch Metropolitan District No. 1 (“District”). Persons affiliated with Seller have been elected or appointed to the board of directors (“Board”) of the District and Rangeview and serve in that capacity. Purchaser shall not qualify any persons affiliated with Purchaser as its representative to serve on the Board of the District or Rangeview and this prohibition shall survive the Closing and delivery of deeds hereunder until no person affiliated with Seller serves on the Board. The District has been formed for purposes that include, but are not limited to financing, owning, maintaining and/or managing certain tracts and infrastructure improvements (“District Improvements”) to serve the Development, including the Lots. Purchaser acknowledges that: (i) the construction of District Improvements shall be without compensation or reimbursement to Purchaser; and (ii) any reimbursements, credits, payments, or other amounts payable by the District or Rangeview on account of the construction of District Improvements or any other matters related thereto (“Metro District Payments”) shall remain the property of the Seller and shall not be conveyed to or otherwise be claimed by Purchaser. Upon request of Seller, the District or Rangeview, Purchaser will execute any and all documents that may be reasonably required to confirm Purchaser’s waiver of any right to Metro District Payments. The provisions of this Section are material in determining the Purchase Price, and the Purchase Price would have been higher but for the provisions of this Section. Seller shall provide to Purchaser as part of the Seller Documents information available relating to the District including the service plan and schedule of current fees and charges. This Section shall survive Closing.

(c) Fees.

(i) Seller shall pay any and all of the following to the extent imposed by any Authority in connection with the Property conveyed to Purchaser: (i) any parks and recreation fees (including park dedication requirements and/or cash-in-lieu payments related to the Property as part of the platting thereof); (ii) drainage fees; (iii) fees for payment-in-lieu of school land dedications, and (iv) fees and charges that are due and payable at, before or as a condition precedent to the approval or recordation of the Entitlements.

(ii) Following Closing, Purchaser shall pay all costs and expenses for all water fees, sewer fees, tap fees, connection fees, facility fees or assessments, PIF fees, building and other permit costs specific to obtaining a building permit for construction by Purchaser of homes on the Lots, and any other costs or fees that may be imposed by the District, Rangeview or any Authority relating to the construction, use or occupancy of the homes to be constructed on the Lots, excluding in all events the fees to be paid by Seller pursuant to Section 16(c)(i) above. Without limiting the foregoing, and except for the fees to be paid by Seller pursuant to Section 16(c)(i) above, Purchaser shall pay any and all of the following to the extent imposed in connection with the Property conveyed to Purchaser: (i) system development fees; (iii) any infrastructure (facility) fee, including, without limitation, any transportation/road fee, which may be imposed either by the County, the District or other Authority; (iv) any impact fees and payment-in-lieu of land dedication fees imposed for roads or other facilities that are payable at issuance of a building permit; and (v) any excise fees. The covenants set forth in this Section 16 shall survive each respective Closing and shall represent a continuing obligation until the complete satisfaction or payment thereof.

(iii) As of the Effective Date, the District does not levy a system development fee (“SDF”) against property within the District. If the District at any time before a Closing adopts a SDF, then at the Closing the Purchaser shall pay the District’s SDF applicable to the Lots acquired at such Closing. In order to offset Purchaser’s payment of the District’s SDF for a Lot at a Closing, Purchaser shall receive a credit against the Purchase Price paid by Purchaser for such Lot at such Closing equal to the amount of the District’s SDF paid by Purchaser for the Lot.

17. Reimbursements and Credits. Purchaser shall have no right to any reimbursements and/or cost-sharing agreements pursuant to any agreements entered into between Seller or any of Seller’s affiliates and third parties which may or may not affect the Property. In addition, Purchaser acknowledges that Seller, its affiliates or one (1) or more metropolitan district(s) have installed or may dedicate land for and install certain roadway infrastructure improvements ("Infrastructure Improvements") which benefit all or any part of the Property, together with adjacent properties, and which may entitle Seller or its affiliates and/or the Property or any part thereof to certain reimbursements or credits by the County or other Authority relating to transportation/road fees or traffic impact fees paid to the County or other Authority ("Transportation Fees"). To the extent that Purchaser pays or is required by the County to pay any such Transportation Fees to the County or other Authority pertaining to the Infrastructure Improvements which are in turn reimbursable to Seller by the County or other Authority, Purchaser shall cooperate with Seller as reasonable necessary to enable Seller to obtain the reimbursement of such Transportation Fees paid by Purchaser to the County or other Authority. Also, in the event that Purchaser receives any credit or waiver in Transportation Fees as a result of any Infrastructure Improvements, the Purchaser shall pay to or reimburse Seller and/or its designated affiliates in an amount equal to such credited or waived Transportation Fees at the same time that the Transportation Fees would otherwise be payable by Purchaser. In addition, Purchaser acknowledges that Seller or its affiliate(s) may have negotiated or may negotiate with the County or other Authority for reimbursements to Seller or its affiliates. Purchaser acknowledges that certain other governmental fees which may be paid by Purchaser to the County or other Authority may be reimbursed to Seller and/or its affiliates pursuant to the terms of said agreement. With respect to any particular governmental fee actually paid by Purchaser to the County, Purchaser shall not be obligated to pay or reimburse Seller or its affiliates for such governmental fee. The obligations and covenants set forth in this Section 17 shall survive the Closing of the purchase and sale of the Property, shall represent a continuing obligation of Purchaser, its successors and assigns, until complete satisfaction thereof.

18. Name and Logo. The name and logo of "Sky Ranch" are wholly owned by Seller. Purchaser agrees that it shall not use or allow the use of the name "Sky Ranch" or any logo, symbol or other words or phrases which are names or trademarks used or registered by Seller or any of its affiliates in any manner to name, designate, advertise, sell or develop the Property or in connection with the operation or business located or to be located upon the Property without the prior written consent of Seller, which consent may be withheld for any reason. Any consent to the use of such names or logos may be conditioned upon Purchaser entering into a license agreement with Seller, as applicable, at no additional cost to Purchaser. Notwithstanding the foregoing, however, Purchaser shall have the right, without the need for any further consent or approval by Seller, to use the name and logo of "Sky Ranch" for the purpose of providing information in advertisements and marketing materials as to the general location of the Property and Purchaser’s construction of homes at such location.

19. Renderings. All renderings, plans or drawings of the Property or the Development showing landscaping, trees, amenities and any other improvements are artists’ conceptions only and may not accurately reflect the existence of any such items or their actual location. Purchaser waives any claims based upon any inaccuracy in any such items as depicted on the renderings, plans or drawings (except no waiver is made for any such items ultimately required by the Entitlements).

20. Communications Improvements. Seller may, but is not obligated to, enter into an agreement with a service provider for the development and installation of Communication Improvements in all or any portion of the Development. “Communications Improvements” means any equipment, property and facilities, if used or useful in connection with the delivery, deployment, provision or modification of facilities and equipment to provide monitoring and meter reading services for the benefit of governmental entities, quasi-governmental entities, or utilities, regarding the usage of electricity, gas, water and other resources and any other service or services based on technology that is similar to or is a technological extension of the foregoing (“Service”). Communications Improvements do not include any equipment, facilities or property located on or in the home of a person who receives services from the service provider, such as, but not limited to routers, wireless access points, in-house wiring, set-top boxes, game consoles, gateways and other equipment under the control of the owner or occupant of the home. Seller may grant to such service provider one or more permanent, non-exclusive, perpetual, assignable and recordable easements (collectively referred to as the “Easement”) to access and use the Property and other property within the Development, as necessary, appropriate or desirable, to lay, install, construct, reconstruct, modify, operate, maintain, repair, enhance, upgrade, regulate, remove, replace and otherwise use the Communications Improvements, but Seller shall not create any covenant or requirement that Seller or a Lot owner use or market such Communications Improvements. Seller also shall not create any covenant or requirement that Seller or a Lot owner not use or market any competing Communications Improvements. Subject to the foregoing, and so long as any such Easement does not materially interfere with Purchaser’s ability to construct its intended single family homes on the Lots or otherwise materially detract from the value, use or enjoyment of any Lots, Purchaser shall not object to and shall cooperate with Seller in connection with the installation and operation of the Communications Improvements.

21. Soil Hauling. Purchaser shall be responsible for relocating from the Property all surplus soil generated during Purchaser's construction of structures on the Property, which shall be transported at Purchaser’s expense to a site designated by Seller within the Development, provided that Seller has designated and made such a site available to Purchaser at the time Purchaser is ready to transport surplus soils. If and to the extent that Seller establishes stock pile site within the Development, Seller may modify any such stock pile locations from time to time in Seller’s discretion with at least three (3) business days’ written notice to Purchaser. At Seller’s request, Purchaser shall supply copies of any reports or field assessments identifying the material characteristics of the excess soil prior to accepting such soil for fill purposes. Notwithstanding the foregoing, in the event that Seller does not establish a stock pile site or elects not to accept any surplus soils from Purchaser, then Purchaser shall, at its sole expense, find a purchaser or taker or otherwise transport and dispose of such surplus soil upon such terms as it shall desire, but such surplus soil must still be removed from the Property and may not be stockpiled on the Property or within the Development after construction has been completed.

22. Specially Designated Nationals and Blocked Persons List. Purchaser represents and warrants to Seller that Purchaser and all persons and entities owning (directly or indirectly) an ownership interest in Purchaser are currently in compliance with and shall at all times prior to the Closing of this transaction remain in compliance with the regulations of the Office of Foreign Assets Control ("OFAC") of the United States Department of the Treasury (including those named on OFAC’s Specially Designated and Blocked Persons List) and any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism), or other governmental action relating thereto.

23. Assignment.

(a) Seller's Assignment. Seller may assign its rights and obligations under this Contract with respect to the Lots not yet Closed without the consent of Purchaser: (i) to any entity that acquires all or substantially all of the Seller’ interests in such Lots which Seller reasonably believes has the financial ability and experience to perform Seller’s obligations under this Contract; or (ii) to an entity that controls, is controlled by, or under common control with, Seller.

(b) Purchaser's Assignment. The obligations of the Purchaser under this Contract are personal in nature, and neither this Contract nor any rights, interests, or obligations of Purchaser under this Contract may be transferred or assigned without the prior written consent of Seller, except that Purchaser may assign its rights or obligations under this Contract, without the prior written consent of Seller, to (i) any affiliate of Purchaser, or (ii) any third-party from which Purchaser has a contractual right to acquire the Lots pursuant to an option agreement or similar arrangement with such third-party, but Purchaser shall not be released from any obligations hereunder.

24. Survival. All covenants and agreements of either party which are intended to be performed in whole or in part after any Closing or termination of this Contract, and all representations, warranties and indemnities by either party to the other under this Contract shall survive such Closing or termination of this Contract and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that Seller’s Representations pursuant to this Contract shall survive each respective Closing for a period of twelve (12) months, and any action by Purchaser based on a breach of any of such Seller’s Representations must be brought within such twelve (12) month period.

25. Condemnation. If a condemnation action is filed or either party receives written notice from any competent condemning authority of intent to condemn which directly affects any Lot or Lots which Purchaser has a right to purchase, either party may at its sole discretion by written notice to the other party within ten (10) days following receipt of such condemnation notice terminate this Contract as to the Lots subject to the condemnation action and receive a refund of the Deposit with respect to those Lots only (the Deposit being applied pro rata equally among all Lots for this purpose), and the parties shall have no further rights or obligations with respect to those Lots. If the right to terminate is not exercised by either party, this Contract shall remain in full force and effect with respect to the Lot in question and upon exercise of the right to purchase the Lot, the Closing shall proceed in accordance with the terms of this Contract, and any condemnation award relating to such Lot shall be paid to Purchaser at Closing (if received by Seller prior to Closing) and otherwise shall be assigned to Purchaser at Closing.

26. Brokers. Each Party does hereby represent that it has not engaged any broker, finder, or real estate agent in connection with the transactions contemplated by this Contract. Each party agrees to and does hereby indemnify and hold the other harmless from any and all fees, brokerage and other commissions or costs (including reasonable attorneys’ fees), liabilities, losses, damages or claims which may result from any broker, agent or finder, licensed or otherwise, claiming through, under or by reason of the conduct of either of them respectively in connection with the purchase of the Lots by Purchaser.

27. Default and Remedies. Time is of the essence hereof. If any amount received as a Deposit hereunder or any other payment due hereunder is not paid by Purchaser, honored or tendered when due and payable, or if each Closing is not consummated as required in accordance with Section 8 above, or if any other covenant, agreement, obligation or condition hereunder is not performed or waived as herein provided within five (5) business days (or such longer period as required under this Contract) after the party failing to perform the same has received written notice of such failure, there shall be the following remedies:

(a) Purchaser’s Default. If Purchaser is in default under this Contract, Seller may terminate this Contract, in which event the Deposit shall be forfeited and retained on behalf of Seller, and both parties shall, except as otherwise provided herein including specifically Section 27(d) , thereafter be released from all obligations hereunder. It is agreed that, except as otherwise provided in this subpart (a) and in subparts (c) and (d) below and except with respect to the indemnification by Purchaser in Sections 10, 12 and 26 above, such payments and things of value are LIQUIDATED DAMAGES and are SELLER’S SOLE AND ONLY REMEDY for Purchaser’s failure to perform the obligations of this Contract prior to the Closing. Except as otherwise provided in this Contract, Seller expressly waives the remedies of specific performance and additional damages with respect to a default by Purchaser. Notwithstanding the foregoing or any other contrary provision of this Contract, any and all provisions of this Contract pursuant to which Purchaser agrees to indemnify, hold harmless and defend Seller from and against any losses, costs, claims, causes of action or liabilities of any kind or nature, or pursuant to which Purchaser waives any rights or claims that it may have against Seller, shall survive any termination of this Contract, and shall be and remain fully enforceable against Purchaser in accordance with the terms of this Contract and applicable laws.

(b) Seller’s Default. If Seller is in default under this Contract, Purchaser may elect AS ITS SOLE AND EXCLUSIVE REMEDY either: (i) to treat this Contract as canceled, in which case the Deposit shall be returned to Purchaser, and Purchaser shall have the right to recover, as damages, all out-of-pocket expenses incurred by it in negotiating this Contract and in inspecting, analyzing or otherwise performing its rights and obligations pursuant to this Contract, but in no event will the amount of such damages exceed Fifty Thousand Dollars ($50,000.00); or (ii) Purchaser may elect to treat this Contract as being in full force and effect and Purchaser shall have a right to specific performance, provided that any such action for specific performance must be commenced within sixty (60) days after the expiration of the applicable notice and cure period provided herein, and, in the event specific performance is not available, than Purchaser may pursue the remedy set forth in clause (i) above. Seller shall not be liable for and Purchaser shall not be entitled to recover exemplary, punitive, special, indirect, consequential, lost profits or any other damages.

(c) Award of Costs and Fees. Anything to the contrary herein notwithstanding, in the event of any litigation arising out of this Contract related to an action for specific performance brought by either party as permitted in accordance with the terms of this Contract, the court shall award the substantially prevailing party all reasonable costs and expenses, including attorneys’ fees, incurred by the substantially prevailing party in the litigation or other proceedings.

(d) Post-Closing Defaults. With respect to post-Closing defaults, the parties agree that the non-defaulting party shall be entitled to exercise all rights and remedies available at law or in equity, except that damages shall be limited to actual out-of-pocket costs and expenses incurred (along with reasonable costs and expenses, including attorneys’ fees, pursuant to Section 27(c)).

28. General Provisions. The parties hereto further agree as follows:

(a) Time of the Essence. Time is of the essence under this Contract. In computing any period of time under this Contract, the date of the act or event from which the designated period of time begins to run shall not be included. The last day of the period so computed shall be included unless it is a Saturday, Sunday, or federal legal holiday, in which event the period shall run until the end of the next day which is not a Saturday, Sunday, or federal legal holiday.

(b) Governing Law. This Contract shall be governed by and construed in accordance with the laws of the State of Colorado.

(c) Severability. Should any provisions of this Contract or the application thereof, to any extent, be held invalid or unenforceable, the remainder of this Contract and the application thereof, other than those provisions which shall have been held invalid or unenforceable, shall not be affected thereby and shall continue in full force and effect and shall be enforceable to the fullest extent permitted at law or in equity.

(d) Entire Contract. This Contract embodies the entire agreement between the parties hereto concerning the subject matter hereof and supersedes all prior conversations, proposals, negotiations, understandings and agreements, whether written or oral.

(e) Exhibits. All schedules, exhibits and addenda attached to this Contract and referred to herein shall for all purposes be deemed to be incorporated in this Contract by this reference and made a part hereof.

(f) Further Acts. Each of the parties hereto covenants and agrees with the other, upon reasonable request from the other, from time to time, to execute and deliver such additional documents and instruments and to take such other actions as may be reasonably necessary to give effect to the provisions of this Contract.

(g) Compliance. The performance by the parties of their respective obligations provided for in this Contract shall comply with all applicable laws and the rules and regulations of all governmental agencies, municipal, county, state and federal, having jurisdiction in the premises.

(h) Amendment. This Contract shall not be amended, altered, changed, modified, supplemented or rescinded in any manner except by a written agreement executed by both parties.

(i) Authority. Each of the parties hereto represents to the other that each such party has full power and authority to execute, deliver and perform this Contract, that the individuals executing this Contract on behalf of said party are fully empowered and authorized to do so, that this Contract constitutes a valid and legally binding obligation of such party enforceable against such party in accordance with its terms, that such execution, delivery and performance will not contravene any legal or contractual restriction binding upon such party or any of its assets and that there is no legal action, proceeding or investigation of any kind now pending or to the knowledge of each such party threatened against or affecting such party or affecting the execution, delivery or performance of this Contract. Each of the parties hereto represents to the other that each such party is a duly organized, legal entity and is validly existing in good standing under the laws of the jurisdiction of its formation.

(j) Notices. All notices, statements, demands, requirements, or other communications and documents (collectively, "Communications") required or permitted to be given, served, or delivered by or to either party or any intended recipient under this Contract shall be in writing and shall be deemed to have been duly given (i) on the date and at the time of delivery if delivered personally to the party to whom notice is given at the address specified below; or (ii) on the date and at the time of delivery or refusal of acceptance of delivery if delivered or attempted to be delivered by an overnight courier service to the party to whom notice is given at the address specified below; or (iii) on the date of delivery or attempted delivery shown on the return receipt if mailed to the party to whom notice is to be given by first-class mail, sent by registered or certified mail, return receipt requested, postage prepaid and properly addressed as specified below; or (iv) on the date and at the time shown on the facsimile or electronic mail message if telecopied or sent electronically to the number or address specified below and receipt of such telecopy or electronic mail message is acknowledged:

To Seller:              PCY Holdings, LLC
Attention: Mark Harding
34501 E. Quincy Ave.
Bldg. 34, Box 10
Watkins, Colorado 80137
Telephone: (303) 292-3456
Facsimile: (303) 292-3475
E-mail: mharding@purecyclewater.com

with a copy to:
Fox Rothschild LLP
1225 17th Street, Suite 2200
Denver, CO 80202
Attention: Rick Rubin, Esq.
Telephone: (303) 292-1200
Email: rrubin@foxrothschild.com

To Purchaser:        KB Home Colorado Inc.
7807 E Peakview Avenue, Suite 300
Centennial, CO 80111
Attention: Doug Shelton
Telephone: (303) 323-1141
E-mail: dshelton@kbhome.com

with a copy to:
KB Home
5795 W. Badura Ave., Ste. 180
Las Vegas, Nevada 89118
Attn: Anthony Gordon, Esq.
Telephone: (702) 266-8422
E-mail: tgordon@kbhome.com

(k) Place of Business. This Contract arises out of the transaction of business in the State of Colorado by the parties hereto.

(l) Counterparts; Facsimile Signature. This Contract may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one (1) and the same instrument, and either of the parties hereto may execute this Contract by signing any such counterpart.  This Contract may be executed and delivered by facsimile or by electronic mail in portable document format (.pdf) or similar means and delivery of the signature page by such method will be deemed to have the same effect as if the original signature had been delivered to the other party.

(m) Captions; Interpretation. The section captions and headings used in this Contract are inserted herein for convenience of reference only and shall not be deemed to define, limit or construe the provisions hereof. Purchaser and Seller acknowledge that each is a sophisticated builder or developer, as applicable, and that each has had an opportunity to review, comment upon and negotiate the provisions of this Contract, and thus the provisions of this Contract shall not be construed more favorably or strictly for or against either party. Purchaser and Seller each acknowledges having been advised, and having had the opportunity, to consult legal counsel in connection with this Contract and the transactions contemplated by this Contract.

(n) Number and Gender. When necessary for proper construction hereof, the singular of any word used herein shall include the plural, the plural shall include the singular and the use of any gender shall be applicable to all genders.

(o) Waiver. Any one (1) or more waivers of any covenant or condition by a party hereto shall not be construed as a waiver of a subsequent breach of the same covenant or condition nor a consent to or approval of any act requiring consent to or approval of any subsequent similar act.

(p) Binding Effect. Subject to the restrictions on assignment contained herein, this Contract shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

(q) Recordation. Purchaser shall not cause or allow this Contract or any memorandum or other evidence thereof to be recorded in the County Records or become a public record without Seller’s prior written consent, which consent may be withheld at Seller’s sole discretion. If Purchaser records this Contract, then Purchaser shall be in default of its obligations under this Contract.

(r) No Beneficiaries. No third parties are intended to benefit by the covenants, agreements, representations, warranties or any other terms or conditions of this Contract.

(s) Relationship of Parties. Purchaser and Seller acknowledge and agree that the relationship established between the parties pursuant to this Contract is only that of a seller and a purchaser of single-family lots. Neither Purchaser nor Seller is, nor shall either hold itself out to be, the agent, employee, joint venturer or partner of the other party.

(t) Interstate Land Sales Full Disclosure Act and Colorado Subdivision Developers Act Exemptions. It is acknowledged and agreed by the parties that the sale of the Property will be exempt from the provisions of the federal Interstate Land Sales Full Disclosure Act under the exemption applicable to sale or lease of property to any person who acquires such property for the purpose of engaging in the business of constructing residential, commercial or industrial buildings or for the purpose of resale of such property to persons engaged in such business. Purchaser hereby represents and warrants to Seller that it is acquiring the Property for such purposes. It is further acknowledged by the parties that the sale of the Property will be exempt under the provisions of the Colorado Subdivision Developers Act under the exemption applicable to transfers between developers. Purchaser represents and warrants to Seller that Purchaser is acquiring the Property for the purpose of participating as the owner of the Property in the development, promotion and sale of the Property and portions thereof.

(u) Special Taxing District Disclosure. In accordance with the provisions of C.R.S. §38-35.7-101(1), Seller provides the following disclosure to Purchaser: SPECIAL TAXING DISTRICTS MAY BE SUBJECT TO GENERAL OBLIGATION INDEBTEDNESS THAT IS PAID BY REVENUES PRODUCED FROM ANNUAL TAX LEVIES ON THE TAXABLE PROPERTY WITHIN SUCH DISTRICTS. PROPERTY OWNERS IN SUCH DISTRICTS MAY BE PLACED AT RISK FOR INCREASED MILL LEVIES AND TAX TO SUPPORT THE SERVICING OF SUCH DEBT WHERE CIRCUMSTANCES ARISE RESULTING IN THE INABILITY OF SUCH A DISTRICT TO DISCHARGE SUCH INDEBTEDNESS WITHOUT SUCH AN INCREASE IN MILL LEVIES. PURCHASERS SHOULD INVESTIGATE THE SPECIAL TAXING DISTRICTS IN WHICH THE PROPERTY IS LOCATED BY CONTACTING THE COUNTY TREASURER, BY REVIEWING THE CERTIFICATE OF TAXES DUE FOR THE PROPERTY, AND BY OBTAINING FURTHER INFORMATION FROM THE BOARD OF COUNTY COMMISSIONERS, THE COUNTY CLERK AND RECORDER, OR THE COUNTY ASSESSOR.

(v) Common Interest Community Disclosure. In accordance with the provisions of C.R.S. §38-35.7-102(1), Seller provides the following disclosure to Purchaser: IF SELLER ELECTS TO FORM A HOMEOWNERS ASSOCIATION UNDER THE MASTER COVENANTS FOR THE DEVELOPMENT, THEN THE PROPERTY IS, OR WILL BE PRIOR TO EACH RESPECTIVE CLOSING, LOCATED WITHIN A COMMON INTEREST COMMUNITY AND IS, OR WILL BE PRIOR TO SUCH CLOSING, SUBJECT TO THE DECLARATION FOR SUCH COMMUNITY. THE OWNER OF THE PROPERTY WILL BE REQUIRED TO BE A MEMBER OF THE OWNER’S ASSOCIATION FOR THE COMMUNITY AND WILL BE SUBJECT TO THE BYLAWS AND RULES AND REGULATIONS OF THE ASSOCIATION. THE DECLARATION, BYLAWS, AND RULES AND REGULATIONS WILL IMPOSE FINANCIAL OBLIGATIONS UPON THE OWNER OF THE PROPERTY, INCLUDING AN OBLIGATION TO PAY ASSESSMENTS OF THE ASSOCIATION. IF THE OWNER DOES NOT PAY THESE ASSESSMENTS, THE ASSOCIATION COULD PLACE A LIEN ON THE PROPERTY AND POSSIBLY SELL IT TO PAY THE DEBT. THE DECLARATION, BYLAWS, AND RULES AND REGULATIONS OF THE COMMUNITY MAY PROHIBIT THE OWNER FROM MAKING CHANGES TO THE PROPERTY WITHOUT AN ARCHITECTURAL REVIEW BY THE ASSOCIATION (OR A COMMITTEE OF THE ASSOCIATION) AND THE APPROVAL OF THE ASSOCIATION. PURCHASERS OF PROPERTY WITHIN THE COMMON INTEREST COMMUNITY SHOULD INVESTIGATE THE FINANCIAL OBLIGATIONS OF MEMBERS OF THE ASSOCIATION. PURCHASERS SHOULD CAREFULLY READ THE DECLARATION FOR THE COMMUNITY AND THE BYLAWS AND RULES AND REGULATIONS OF THE ASSOCIATION.

(w) Source of Water Disclosure. In accordance with the provisions of C.R.S. §38-35.7-104, Seller provides the following disclosure to Purchaser:

THE SOURCE OF POTABLE WATER FOR THIS REAL ESTATE IS:

A WATER PROVIDER, WHICH CAN BE CONTACTED AS FOLLOWS:

NAME:
Rangeview Metropolitan District
ADDRESS:
c/o Special District Management Services, Inc.

141 Union Blvd., Suite 150

Lakewood, Colorado 80228
WEB SITE:
www.rangviewmetro.org
TELEPHONE:
303-987-0835

SOME WATER PROVIDERS RELY, TO VARYING DEGREES, ON NONRENEWABLE GROUND WATER. YOU MAY WISH TO CONTACT YOUR PROVIDER TO DETERMINE THE LONG-TERM SUFFICIENCY OF THE PROVIDER’S WATER SUPPLIES.

(x) STORM WATER POLLUTION PREVENTION PLAN. Seller has previously filed a Notice of Intent ("NOI") and/or prepared a Stormwater Pollution Prevention Plan ("SWPPP") to satisfy its stormwater obligations arising from its work on the Property. Seller covenants that prior to each Closing Date and until Closing of the Lots, Seller and/or its contractor shall comply with the SWPPP with respect to all of the Lots owned by Seller, and shall comply with all local, state and federal environmental obligations (including stormwater) associated with the development of the Lots. Seller shall indemnify and hold Purchaser harmless from all claims and causes of action arising from breach of the foregoing covenants of Seller to the extent there is an uncured notice of violation issued with respect to any Lot prior to conveyance of the Lot to Purchaser. From and after conveyance of Lots, and until such time as such Lots are subject to Purchaser’s SWPPP (as hereafter defined), Purchaser shall be solely responsible for complying with the SWPPP, maintaining all required best management practices (“BMPs”), and conducting and documenting all required inspections. Purchaser shall also comply with all local state and federal environmental obligations (including stormwater) associated with its ownership or development of the Lots conveyed to Purchaser by Seller. Such obligations include, without limitation, (i) complying with the SWPPP or the Purchaser’s SWPPP, as applicable, (ii) maintaining all required BMPs, and (iii) conducting and documenting all required inspections. Purchaser covenants and Seller acknowledges that, with respect to Lots acquired by Purchaser, Purchaser shall, within ten (10) days after conveyance of such Lots, at its sole cost and expense (subject to Seller’s prior written approval) submit its own notice of intent for a new stormwater pollution prevention plan (the “Purchaser’s SWPPP”). Subsequent to the applicable Closing Date, Purchaser shall comply with the Purchaser’s SWPPP with respect to all of the Lots then owned by Purchaser, and shall comply with all local, state and federal environmental obligations (including stormwater) associated with its ownership or development of all such Lots. Purchaser shall indemnify and hold Seller harmless from all third party claims and causes of action solely arising from breach of the foregoing covenants of Purchaser.

(y) Oil, Gas, Water and Mineral Disclosure. THE SURFACE ESTATE OF THE PROPERTY MAY BE OWNED SEPARATELY FROM THE UNDERLYING MINERAL ESTATE, AND TRANSFER OF THE SURFACE ESTATE MAY NOT NECESSARILY INCLUDE TRANSFER OF THE MINERAL ESTATE OR WATER RIGHTS.

THIRD PARTIES MAY OWN OR LEASE INTERESTS IN OIL, GAS, OTHER MINERALS, GEOTHERMAL ENERGY OR WATER ON OR UNDER THE SURFACE OF THE PROPERTY, WHICH INTERESTS MAY GIVE THEM RIGHTS TO ENTER AND USE THE SURFACE OF THE PROPERTY TO ACCESS THE MINERAL ESTATE, OIL, GAS OR WATER.

SURFACE USE AGREEMENT. THE USE OF THE SURFACE ESTATE OF THE PROPERTY TO ACCESS THE OIL, GAS OR MINERALS MAY BE GOVERNED BY A SURFACE USE AGREEMENT, A MEMORANDUM OR OTHER NOTICE OF WHICH MAY BE RECORDED WITH THE COUNTY CLERK AND RECORDER.

OIL AND GAS ACTIVITY. OIL AND GAS ACTIVITY THAT MAY OCCUR ON OR ADJACENT TO THE PROPERTY MAY INCLUDE, BUT IS NOT LIMITED TO, SURVEYING, DRILLING, WELL COMPLETION OPERATIONS, STORAGE, OIL AND GAS, OR PRODUCTION FACILITIES, PRODUCING WELLS, REWORKING OF CURRENT WELLS, AND GAS GATHERING AND PROCESSING FACILITIES.

ADDITIONAL INFORMATION. PURCHASER IS ENCOURAGED TO SEEK ADDITIONAL INFORMATION REGARDING OIL AND GAS ACTIVITY ON OR ADJACENT TO THE PROPERTY, INCLUDING DRILLING PERMIT APPLICATIONS. THIS INFORMATION MAY BE AVAILABLE FROM THE COLORADO OIL AND GAS CONSERVATION COMMISSION.

(z) Property Tax Disclosure Summary. PURCHASER SHOULD NOT RELY ON SELLER’S CURRENT PROPERTY TAXES AS THE AMOUNT OF PROPERTY TAXES THAT PURCHASER MAY BE OBLIGATED TO PAY IN THE YEAR SUBSEQUENT TO PURCHASE. A CHANGE IN OWNERSHIP OR PROPERTY IMPROVEMENTS TRIGGERS REASSESSMENTS OF THE PROPERTY THAT COULD RESULT IN HIGHER PROPERTY TAXES. IF PURCHASER HAS ANY QUESTIONS CONCERNING VALUATION, CONTACT THE COUNTY PROPERTY APPRAISER’S OFFICE FOR INFORMATION.

(aa) Waiver of Jury Trial. TO THE EXTENT PERMITTED BY LAW, THE PARTIES HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FORGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THE PROVISIONS OF THIS CONTRACT.

(bb) Confidentiality.  Purchaser and Seller agree that, prior to each respective Closing, and thereafter if such Closing does not occur, all information relating to the Property that is the subject of such Closing, any reports, studies, data and summaries developed by Purchaser, and any information relating to the business of either party (together, the "Confidential Information") shall be kept confidential as provided in this section. Without the prior written consent of the other party, prior to the applicable Closing, the Confidential Information shall not be disclosed by Purchaser, Seller or their Representatives (as hereinafter defined) in any manner whatsoever, in whole or in part, except (1) to their Representatives who need to know the Confidential Information for the purpose of evaluating the Property and who are informed by Seller or Purchaser as applicable of the confidential nature thereof; (2) as may be necessary for Seller, Purchaser or their Representatives to comply with applicable laws, including, without limitation, governmental regulatory, disclosure, tax and reporting requirements (including, without limitation, any applicable reporting requirements for publicly traded companies); to comply with other requirements and requests of regulatory and supervisory authorities and self-regulatory organizations having jurisdiction over Seller, Purchaser or their Representatives; to comply with regulatory or judicial processes; or to satisfy reporting procedures and inquiries of credit rating agencies in accordance with customary practices of Seller, Purchaser or their affiliates; and (3) to lenders and investors for the transaction. As used herein, "Representatives" shall mean: Seller’s and Purchaser’s managers, members, directors, officers, employees, affiliates, investors, brokers, agents or other representatives, including, without limitation, attorneys, accountants, contractors, consultants, engineers, lenders, investors and financial advisors. Seller, at its election, may issue an oral or written press release or public disclosure of the existence or the terms of this Contract without the consent of the Purchaser. "Confidential Information" shall not be deemed to include any information or document which (I) is or becomes generally available to the public other than as a result of a disclosure by Seller, Purchaser or their Representatives in violation of this Contract, (II) becomes available from a source other than Seller, Purchaser or any affiliates of Seller or Purchaser or their agents or Representatives, or (III) is developed by Seller or Purchaser or their Representatives without reliance upon and independently of otherwise Confidential Information. In addition to any other remedies available to a party for breach of this Section, the non-breaching party shall have the right to seek equitable relief, including, without limitation, injunctive relief or specific performance, against the breaching party or its Representatives, in order to enforce the provisions of this section. The provisions of this section shall survive the termination of this Contract, or the applicable Closing, for one (1) year.

(cc) Survival. Obligations to be performed subsequent to a Closing shall survive each Closing.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Seller and Purchaser have executed this Contract effective as of the day and year first above written.

SELLER:
PCY HOLDINGS, LLC a Colorado limited liability company

By: /s/ Mark Harding Name: Mark Harding Title: President Date: June 29, 2017

PURCHASER:
KB HOME COLORADO INC., a Colorado corporation
By: /s/ Randy Carpenter Name: Randy Carpenter
Title: President
Date: May 31, 2017

LIST OF EXHIBITS

EXHIBIT A:
CONCEPTUAL DEVELOPMENT PLAN AND LOTTING DIAGRAM

EXHIBIT B:                               RESERVATIONS AND COVENANTS

EXHIBIT C:                               FINISHED LOT IMPROVEMENTS

EXHIBIT D:
FORM OF GENERAL ASSIGNMENT

EXHIBIT A

CONCEPTUAL DEVELOPMENT PLAN AND LOTTING DIAGRAM

LEGEND
50' X 110' = 239 LOTS
45' X 110' = 267 LOTS
TOTAL = 506 LOTS
PHASE 1
50' X 110' = 196 LOTS
196 TOTAL LOTS
KB HOME
PHASE 3
50' X 110' = 43 LOTS
45' X 110' = 106 LOTS
149 TOTAL LOTS
PHASE 2
45' X 110' = 161 LOTS
161 TOTAL LOTS

A-1

EXHIBIT B

RESERVATIONS AND COVENANTS

Reservation of Easements. Seller (referred to this paragraph as “Grantor”) expressly reserves unto itself, its successors and assigns, the right to grant easements for construction of utilities and other facilities to support the development of the properties commonly known as "Sky Ranch," including but not limited to sanitary sewer, water lines, electric, cable, broad-band and telephone transmission, storm drainage and construction access easements across the Property allowing Grantor or its assignees the right to install and maintain sanitary sewer, water lines, cable television, broad-band, electric, and telephone utilities on the Property and on its adjacent property, and further, to accommodate storm drainage from its adjacent property. Such easements shall not allow above-grade surface installation of facilities and shall require the restoration of any surface damage or disturbance caused by the exercise of such easements, shall not be located within the building envelope of any Lot or otherwise interfere with the use of a Lot for construction of Grantee’s homes, shall not materially detract from the value, use or enjoyment of (i) the remaining portion of the Property on which such easements are to be located, or (ii) any adjoining property of Grantee, and shall not require any reduction in allowed density for the Property or reconfiguration of planned lots or the building envelope on a lot. If possible, such easements shall be located within the boundaries of existing easement areas. Grantor, at its sole expense, shall immediately restore the land and improvements thereon to their prior condition to the extent of any damage incurred due to Grantor’s utilization of the easements herein reserved.

Reservation of Minerals and Mineral Rights. To the extent owned by Grantor, Grantor herein expressly excepts and reserves unto itself, its successors and assigns, all right, title and interest in and to all minerals and mineral rights, including bonuses, rents, royalties, royalty interests and other benefits that may be payable as a result of any oil, gas, gravel, minerals or mineral rights on, in, under or that may be produced from the Property, including, but not limited to, all gravel, sand, oil, gas and other liquid hydrocarbon substances, casinghead gas, coal, carbon dioxide, helium, geothermal resources, and all other naturally occurring elements, compounds and substances, whether similar or dissimilar, organic or inorganic, metallic or non-metallic, in whatever form and whether occurring, found, extracted or removed in solid, liquid or gaseous state, or in combination, association or solution with other mineral or non-mineral substances, provided that Grantor expressly waives all rights to use or damage the surface of the Property to exercise the rights reserved in this paragraph and, without limiting such waiver, Grantor’s activities in extracting or otherwise dealing with the minerals and mineral rights shall not cause disturbance or subsidence of the surface of the Property or any improvements on the Property.

B-1

Reservation of Water and Water Rights. To the extent owned by Grantor, Grantor herein expressly excepts and reserves unto itself, its successors and assigns, all water and water rights, ditches and ditch rights, reservoirs and reservoir rights, streams and stream rights, water wells and well rights, whether tributary, non-tributary or not non-tributary, including, but not limited to, all right, title and interest under C.R.S. 37-90-137 on, underlying, appurtenant to or now or historically used on or in connection with the Property, whether appropriated, conditionally appropriated or unappropriated, and whether adjudicated or unadjudicated, including, without limitation, all State Engineer filings, well registration statements, well permits, decrees and pending water court applications, if any, and all water well equipment or other personalty or fixtures currently used for the supply, diversion, storage, treatment or distribution of water on or in connection with the Property, and all water and ditch stock relating thereto; provided that Grantor expressly waives all rights to use or damage the surface of the Property to exercise the rights reserved in this paragraph and, without limiting such waiver, Grantor’s activities in dealing with the water and water rights herein reserved shall not cause disturbance or subsidence of the surface of the Property or any improvements on the Property.

The obligations and covenants set forth herein shall be binding on Grantee, its successors and assigns, and any subsequent owners of the Property.

B-2

EXHIBIT C

FINISHED LOT IMPROVEMENTS

1. "Finished Lot Improvements" means the following improvements on, to or with respect to the Lots or in public streets or tracts in the locations as required by all approving Authorities, and substantially in accordance with the CDs:

(a) overlot grading together with corner pins for each Lot installed in place, graded to match the specified Lot drainage template within the CDs (but not any Overex);

(b) water and sanitary sewer mains and other required installations in connection therewith identified in the CDs, valve boxes and meter pits, substantially in accordance with the CDs approved by the approving Authorities, together with appropriate markers;

(c) storm sewer mains, inlets and other associated storm drainage improvements pertaining to the Lots in the public streets as shown on the CDs;

(d) curb, gutter, asphalt, sidewalks, street striping, street signage, traffic signs, traffic signals (if any are required by the approving Authorities), and other street improvements, in the private and/or public streets as shown on the CDs; for purposes of “Substantial Completion”, Seller will either have applied a final lift of asphalt or in Seller’s discretion posted sufficient financial guarantees as required by the County for the Lots to qualify for issuance of building permits in lieu of such final lift of asphalt;

(e) sanitary sewer service stubs if required by the Authorities, connected to the foregoing sanitary sewer mains, installed into each respective Lot (to a point beyond any utility easements), together with appropriate markers of the ends of such stubs, as shown on the CDs;

(f) water service stubs connected to the foregoing water mains installed into each Lot (to a point beyond any utility easements), together with appropriate markers of the ends of such stubs, as shown on the CDs;

(g) Lot fill in compliance with the geotechnical engineer’s recommendation, and with respect to any filled area or compacted area, provide from a Colorado licensed professional soils engineer a HUD Data Sheet 79G Certification (or equivalent) and a certification that the compaction and moisture content recommendations of the soils engineer were followed and that the grading of the respective Lots complies with the approved grading plans, with overlot grading completed in conformance with the approving Authorities approved grading plans within a +/- 0.2’ tolerance of the approved grading plans; however, the Finished Lot Improvements do not include any Overex as provided in Section 10(e) of the Contract;

(h) all storm water management facilities as shown in the CDs; and

2. Dry Utilities. Electricity, natural gas, and telephone service will be installed by local utility companies. The installations may not be completed at the time of a Closing, and are not part of the Finish Lot Improvements; provided, however, that: (i) with respect to electric distribution lines and street lights, Seller will have signed an agreement with the electric utility service provider and paid all costs and fees for the installation of electric distribution lines and facilities to serve the Lots, and all sleeves necessary for electric, gas, telephone and/or cable television service to the Lots will be installed; (ii) with respect to gas distribution lines, Seller will have signed an agreement with the gas utility service provider, and paid all costs and fees for the installation of gas distribution lines and facilities to serve the Lots. Seller will take commercially reasonable efforts to assist Purchaser in coordinating with these utility companies to provide final electric, gas, telephone and cable television service to the residences on the Lots, however, Purchaser must activate such services through an end user contract. Purchaser acknowledges that in some cases the telephone and cable companies may not have pulled the main line through the conduit if no closings of residences have occurred. Notwithstanding the foregoing, if dry utilities have not been installed upon Substantial Completion of the Finished Lot Improvements, Seller shall be obligated to have contracted for same and paid all costs and fees payable for such installation. Unless Seller has contracted for such installation and paid such costs before the Effective Date, Seller will give Purchaser notice when such contracts have been entered and such costs paid. With respect to any other improvements that are required by the subdivision improvement agreement applicable to the Lots but which are not addressed as part of the Finished Lot Improvements, Seller shall complete such other improvements, to the extent required by the County, so as not to delay the issuance of building permits or certificates of occupancy for residences constructed on the Lots.

3. CO Required Improvements. The improvements which are not required for the issuance of building permits, but which are required by the Authorities so that dwellings and other home improvements constructed or to be constructed by Purchaser on the Lots are eligible for the issuance of certificates of occupancy for homes will be completed by Seller as required by the Authorities so that Purchaser is not delayed or prevented from obtaining certificates of occupancy for homes constructed by Purchaser on the Lots.

4. Wastewater Treatment Facilities. Rangeview will be constructing a new wastewater reclamation facility (“WWRF”) for the Development. Prior to closing, Seller shall provide evidence to Purchaser that Rangeview has received the necessary authorizations from the Water Quality Control Division of the Colorado Department of Public Health and Environment and from the County to construct the WWRF, and has awarded a contract for the construction of the WWRF. Purchaser acknowledges that the currently planned WWRF for the Development may not be Substantially Complete on or before the dates that Purchaser obtains building permits and certificates of occupancy for Lots. Therefore, Seller shall provide, at Seller’s sole cost, a temporary alternative service for the processing of wastewater sufficient for the issuance of building permits and certificates of occupancy consisting of two sequential batch reactor basins with a combined volume of 500,0000 gallons, along with appurtenant facilities to mitigate the development of odors, that Rangeview’s engineer will certify as having been constructed in accordance with approved plans and specifications (the “Alternative Service”). The Alternative Service shall be operational on the date that Purchaser closes on such Lot, as part of Substantial Completion of the Finished Lot Improvements, and shall continue in operation until such time as the wastewater treatment plant is substantially complete and placed into operation. In the event the County withholds such building permits and/or certificates of occupancy pending final completion of the WWRF, Purchaser may, at its election, upon notice to Seller, defer any applicable closing until such a time that the County deems the Lots are eligible for permit issuance. On or before the First Closing, Seller have deposited funds into an escrow with the Title Company pursuant to an “Offsite Infrastructure Escrow Agreement” equal to the contracted cost to substantially complete the WWRF for the Development which Seller and/or Rangeview shall have the right to draw upon to pay for water and sewer infrastructure improvements as constructed. The form of the Offsite Infrastructure Escrow Agreement shall be provided to Purchaser for Purchaser’s review not less than twenty (20) days prior to the expiration of the Due Diligence Period and shall be subject to Purchaser’s review and approval during the Due Diligence Period and if Purchaser is not satisfied with such agreement for any reason, then Purchaser’s sole remedy shall be to terminate this Agreement under Section 10(a) and if Purchaser does not so terminate the Agreement then the Offsite Infrastructure Escrow Agreement shall be deemed approved. At Closing the Purchaser may become a party by joinder to the Offsite Infrastructure Escrow Agreement solely with respect to remedies for a Seller default in timely completing the Offsite Infrastructure Improvements, including a step right if Seller does not timely complete the WWRF.

5. Tree Lawns/Sidewalks. Notwithstanding anything in this Contract to the contrary, Seller shall have no obligation to construct, install, maintain or pay for the maintenance, construction and installation of (i) any landscaping or irrigation for such landscaping behind the curb on any Lot that is to be maintained by the owner of such lot (collectively, “Tree Lawns”), but Seller shall be responsible for constructing and installing the detached sidewalks and ramps (collectively, “Sidewalks”) that are located immediately adjacent to any Lot or on a tract as required by the approved CDs, County, or any other Authority and/or applicable laws as provided in this Contract. Purchaser shall be responsible for installing any other lead walks, pathways, and driveways and any other flatwork on the Lots. Purchaser shall install all Tree Lawns on or adjacent to the Lots in accordance with all applicable CDs, requirements, regulations, laws, development codes and building codes of all Authorities.

6. Warranty.

(a) Government Warranty Period. The Authorities require warranties (each a “Governmental Warranty”) for periods of time after the final completion (each a “Government Warranty Period”) that is applicable to certain Finished Lots Improvements that are dedicated to or owned, and accepted for maintenance by the Authorities (the “Public Improvements”). In the event a claim is made under a Governmental Warranty or defects in the Public Improvements are discovered or become apparent during the applicable Government Warranty Period, then Seller shall coordinate the repairs with the applicable Authorities and cause the contractors and service provider(s) who performed the work or supplied the materials in which the defect(s) appear to complete such repairs or, if such service providers fail to correct such defects, otherwise cause such defects to be repaired to the satisfaction of the Authorities. Any costs and expenses incurred pursuant to a Government Warranty in connection with any repairs or warranty work performed during the Government Warranty Period (including, but not limited to, any costs or expenses incurred to enforce any warranties against any service providers) shall be borne by Seller, unless such defect was caused by Purchaser or its contractors, subcontractors, employees, or agents, in which event Purchaser shall pay all such costs and expenses to the extent such defect was caused by Purchaser or its contractors, subcontractors, employees, or agents.

(b) Non-Government Warranty Period. Seller warrants (“Non-Government Warranty”) to Purchaser that each Finished Lot Improvement, other than the Public Improvements, shall have been constructed in accordance with the CDs and other applicable Entitlements for one (1) year from the date of Final Completion of the Improvement (the “Non-Government Warranty Period”). If Purchaser delivers written notice to Seller of breach of the Non-Government Warranty during the Non-Government Warranty Period, then Seller shall coordinate the corrections with Purchaser and cause the contractors and service provider(s) who performed the work or supplied the materials in which the breach of Non-Government Warranty appears to complete such corrections or, if such contractors and service providers fail to make such corrections, otherwise cause such corrections to be made to the reasonable satisfaction of Purchaser. Any costs and expenses incurred in connection with a breach of the Non-Government Warranty shall be borne by Seller (including, but not limited to, any costs or expenses incurred to enforce any warranties against contractors and service providers), unless such breach was caused by Purchaser or its contractors, subcontractors, employees, or agents, in which event Purchaser shall pay all such costs and expenses to the extent the breach was caused by Purchaser or its contractors, subcontractors, employees, or agents.

(c) EXCEPT AS EXPRESSLY PROVIDED IN THIS SECTION 6 OF THIS EXHIBIT C AND ELSEWHERE IN THE CONTRACT OR OTHER CLOSING DOCUMENTS ENTERED BY SELLER AT OR PRIOR TO CLOSING, SELLER MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND TO PURCHASER IN RELATION TO THE FINISHED LOT IMPROVEMENTS, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF HABITABILITY, MERCHANTABILITY, OR FITNESS FOR ANY PARTICULAR PURPOSE, AND EXPRESSLY DISCLAIMS ALL OF THE SAME AND SHALL HAVE NO OBLIGATION TO REPAIR OR CORRECT AND SHALL HAVE NO LIABILITY OR RESPONSIBILITY WITH RESPECT TO ANY DEFECT IN IMPROVEMENTS FOR WHICH NO CLAIM IS ASSERTED DURING THE APPLICABLE WARRANTY PERIOD OR AS OTHERWISE PROVIDED BY LAW.

EXHIBIT D

FORM OF GENERAL ASSIGNMENT

GENERAL ASSIGNMENT

Reference is hereby made to that certain Purchase and Sale Agreement dated as of _______________, 2017 (the "Agreement"), pursuant to which PCY Holdings, LLC, a Colorado limited liability company ("Seller"), has agreed to sell to KB Home Colorado Inc., a Colorado corporation ("Purchaser"), the Property as described in the Agreement.

For good and valuable consideration, the receipt of which is hereby acknowledged, Seller hereby assigns and transfers to Purchaser on a non-exclusive basis, Seller's right, title and interest (but not any obligations, all of same remaining with seller) in the following as the same relate solely to the Property, and to the extent the same are assignable: (i) all subdivision agreements, development agreements, and entitlements; (ii) all construction plans and specifications; (iii) all construction and other warranties and indemnities including any and all warranties from all contractors and service provider(s) who performed work or supplied materials for the Property and the Development; and (iv) all development rights benefiting the Property.

SELLER:

PCY Holdings, LLC,
a Colorado corporation

By:
Name:
Title:
Date:

D-1

FIRST AMENDMENT TO
CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE
(Sky Ranch)

THIS FIRST AMENDMENT TO CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE (this “Amendment”) is made as of the date the last of the Parties executes and dates this Amendment (the “Effective Date”), by and between PCY HOLDINGS, LLC, a Colorado limited liability company (“Seller”), and KB HOME COLORADO INC., a Colorado corporation (“Purchaser”). Seller and Purchaser may be referred to collectively as the “Parties.”

RECITALS

A.           Seller and Purchaser previously entered into a Contract For Purchase And Sale of Real Estate effectively dated June 29, 2017 (the “Contract”) for approximately 149 platted single-family detached residential lots in the Sky Ranch master planned residential community in the County of Arapahoe, State of Colorado.

B.           Purchaser and Seller now desire to amend the terms and conditions of the Contract as set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and Seller hereby agree as follows:

1.           Due Diligence Period. The expiration of the Due Diligence Period, as defined in Section 10(a) of the Contract, is hereby extended to September 15, 2017.

2.           Miscellaneous. In the case of any conflict between the terms of this Amendment and the provisions of the Contract, the provisions of this Amendment shall control. Except as the Contract is specifically modified by this Amendment, the Parties hereby ratify, reaffirm, and restate the terms of the Contract. This Amendment may be executed in counterparts, each of which shall be deemed an original and may be signed and delivered by facsimile transmission or electronic mail, and all of which, when taken together, shall constitute one and the same Amendment.

[SIGNATURE PAGE FOLLOWS]

1

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the last day and year written below.

SELLER:

PCY HOLDINGS, LLC, a Colorado limited liability company

By: /s/ Mark Harding
Name: Mark Harding
Title: President
Date: August 28, 2017

PURCHASER:

KB HOME COLORADO INC.,
a Colorado corporation

By: /s/ Randy Carpenter
Name: Randy Carpenter
Title: President
Date: August 28, 2017

SIGNATURE PAGE TO FIRST AMENDMENT
2

SECOND AMENDMENT TO
CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE
(Sky Ranch)

THIS SECOND AMENDMENT TO CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE (this “Amendment”) is made as of the date the last of the Parties executes and dates this Amendment (the “Effective Date”), by and between PCY HOLDINGS, LLC, a Colorado limited liability company (“Seller”), and KB HOME COLORADO INC., a Colorado corporation (“Purchaser”). Seller and Purchaser may be referred to collectively as the “Parties.”

RECITALS

A.           Seller and Purchaser previously entered into a Contract For Purchase And Sale of Real Estate effectively dated June 29, 2017 (the “Contract”) for approximately 149 platted single-family detached residential lots in the Sky Ranch master planned residential community in the County of Arapahoe, State of Colorado.

B.           Purchaser and Seller now desire to amend the terms and conditions of the Contract as set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and Seller hereby agree as follows:

1.           Due Diligence Period. The expiration of the Due Diligence Period, as defined in Section 10(a) of the Contract, is hereby extended to September 29, 2017.

2.           Miscellaneous. In the case of any conflict between the terms of this Amendment and the provisions of the Contract, the provisions of this Amendment shall control. Except as the Contract is specifically modified by this Amendment, the Parties hereby ratify, reaffirm, and restate the terms of the Contract. This Amendment may be executed in counterparts, each of which shall be deemed an original and may be signed and delivered by facsimile transmission or electronic mail, and all of which, when taken together, shall constitute one and the same Amendment.

[SIGNATURE PAGE FOLLOWS]

1

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the last day and year written below.

SELLER:

PCY HOLDINGS, LLC, a Colorado limited liability company

By: /s/ Mark Harding
Name: Mark Harding
Title: President
Date: September 15, 2017

PURCHASER:

KB HOME COLORADO INC.,
a Colorado corporation

By: /s/ Randy Carpenter
Name: Randy Carpenter
Title: President
Date: September 15, 2017

2

THIRD AMENDMENT TO
CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE
(Sky Ranch)

THIS THIRD AMENDMENT TO CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE (this “Amendment”) is made as of the date the last of the Parties executes and dates this Amendment (the “Effective Date”), by and between PCY HOLDINGS, LLC, a Colorado limited liability company (“Seller”), and KB HOME COLORADO INC., a Colorado corporation (“Purchaser”). Seller and Purchaser may be referred to collectively as the “Parties.”

RECITALS

A.           Seller and Purchaser previously entered into a Contract For Purchase And Sale of Real Estate effectively dated June 29, 2017 (the “Contract”) for approximately 149 platted single-family detached residential lots in the Sky Ranch master planned residential community in the County of Arapahoe, State of Colorado.

B.           Purchaser and Seller now desire to amend the terms and conditions of the Contract as set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and Seller hereby agree as follows:

1.           Due Diligence Period. The expiration of the Due Diligence Period, as defined in Section 10(a) of the Contract, is hereby extended to October 6, 2017.

2.           Miscellaneous. In the case of any conflict between the terms of this Amendment and the provisions of the Contract, the provisions of this Amendment shall control. Except as the Contract is specifically modified by this Amendment, the Parties hereby ratify, reaffirm, and restate the terms of the Contract. This Amendment may be executed in counterparts, each of which shall be deemed an original and may be signed and delivered by facsimile transmission or electronic mail, and all of which, when taken together, shall constitute one and the same Amendment.

[SIGNATURE PAGE FOLLOWS]

1

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the last day and year written below.

SELLER:

PCY HOLDINGS, LLC, a Colorado limited liability company

By: /s/ Mark Harding
Name: Mark Harding
Title: President
Date: September 28, 2017

PURCHASER:

KB HOME COLORADO INC.,
a Colorado corporation

By: /s/ Randy Carpenter
Name:
Title:
Date:

2

FOURTH AMENDMENT TO
CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE
(Sky Ranch)

THIS FOURTH AMENDMENT TO CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE (this “Amendment”) is made as of the date the last of the Parties executes and dates this Amendment (the “Effective Date”), by and between PCY HOLDINGS, LLC, a Colorado limited liability company (“Seller”), and KB HOME COLORADO INC., a Colorado corporation (“Purchaser”). Seller and Purchaser may be referred to collectively as the “Parties.”

RECITALS

A.           Seller and Purchaser previously entered into a Contract For Purchase And Sale of Real Estate effectively dated June 29, 2017 (the “Contract”) for approximately 149 platted single-family detached residential lots in the Sky Ranch master planned residential community in the County of Arapahoe, State of Colorado.

B.           Purchaser and Seller now desire to amend the terms and conditions of the Contract as set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and Seller hereby agree as follows:

1.           Due Diligence Period. The expiration of the Due Diligence Period, as defined in Section 10(a) of the Contract, is hereby extended to October 13, 2017.

2.           Miscellaneous. In the case of any conflict between the terms of this Amendment and the provisions of the Contract, the provisions of this Amendment shall control. Except as the Contract is specifically modified by this Amendment, the Parties hereby ratify, reaffirm, and restate the terms of the Contract. This Amendment may be executed in counterparts, each of which shall be deemed an original and may be signed and delivered by facsimile transmission or electronic mail, and all of which, when taken together, shall constitute one and the same Amendment.

[SIGNATURE PAGE FOLLOWS]

1

2

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the last day and year written below.

SELLER:

PCY HOLDINGS, LLC, a Colorado limited liability company

By: /s/ Mark Harding
Name: Mark Harding
Title: President
Date:

PURCHASER:

KB HOME COLORADO INC.,
a Colorado corporation

By: /s/ Randy Carpenter
Name: Randy Carpenter
Title: President
Date: October 9, 2017

  2

FIFTH AMENDMENT TO
CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE
(Sky Ranch)

THIS FIFTH AMENDMENT TO CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE (this “Amendment”) is made as of the date the last of the Parties executes and dates this Amendment (the “Effective Date”), by and between PCY HOLDINGS, LLC, a Colorado limited liability company (“Seller”), and KB HOME COLORADO INC., a Colorado corporation (“Purchaser”). Seller and Purchaser may be referred to collectively as the “Parties.”

RECITALS

A.           Seller and Purchaser previously entered into a Contract For Purchase And Sale of Real Estate effectively dated June 29, 2017 (the “Contract”) for approximately 149 platted single-family detached residential lots in the Sky Ranch master planned residential community in the County of Arapahoe, State of Colorado.

B.           Purchaser and Seller now desire to amend the terms and conditions of the Contract as set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and Seller hereby agree as follows:

1.           Due Diligence Period. The expiration of the Due Diligence Period, as defined in Section 10(a) of the Contract, is hereby extended to October 20, 2017.

2.           Miscellaneous. In the case of any conflict between the terms of this Amendment and the provisions of the Contract, the provisions of this Amendment shall control. Except as the Contract is specifically modified by this Amendment, the Parties hereby ratify, reaffirm, and restate the terms of the Contract. This Amendment may be executed in counterparts, each of which shall be deemed an original and may be signed and delivered by facsimile transmission or electronic mail, and all of which, when taken together, shall constitute one and the same Amendment.

[SIGNATURE PAGE FOLLOWS]

1

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the last day and year written below.

SELLER:

PCY HOLDINGS, LLC, a Colorado limited liability company

By: /s/ Mark Harding
Name: Mark Harding
Title: President
Date: October 18, 2017

PURCHASER:

KB HOME COLORADO INC.,
a Colorado corporation

By: /s/ Randy Carpenter
Name: Randy Carpenter
Title: President
Date: October 18, 2017

2

SIXTH AMENDMENT TO
CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE
(Sky Ranch)

THIS SIXTH AMENDMENT TO CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE (this “Amendment”) is made as of the date the last of the Parties executes and dates this Amendment (the “Effective Date”), by and between PCY HOLDINGS, LLC, a Colorado limited liability company (“Seller”), and KB HOME COLORADO INC., a Colorado corporation (“Purchaser”). Seller and Purchaser may be referred to collectively as the “Parties.”

RECITALS

A.           Seller and Purchaser previously entered into a Contract For Purchase And Sale of Real Estate effectively dated June 29, 2017 (the “Contract”) for approximately 149 platted single-family detached residential lots in the Sky Ranch master planned residential community in the County of Arapahoe, State of Colorado.

B.           Purchaser and Seller now desire to amend the terms and conditions of the Contract as set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and Seller hereby agree as follows:

1.           Due Diligence Period. The expiration of the Due Diligence Period, as defined in Section 10(a) of the Contract, is hereby extended to October 31, 2017.

2.           Miscellaneous. In the case of any conflict between the terms of this Amendment and the provisions of the Contract, the provisions of this Amendment shall control. Except as the Contract is specifically modified by this Amendment, the Parties hereby ratify, reaffirm, and restate the terms of the Contract. This Amendment may be executed in counterparts, each of which shall be deemed an original and may be signed and delivered by facsimile transmission or electronic mail, and all of which, when taken together, shall constitute one and the same Amendment.

[SIGNATURE PAGE FOLLOWS]

1

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the last day and year written below.

SELLER:

PCY HOLDINGS, LLC, a Colorado limited liability company

By: /s/ Mark Harding
Name: Mark Harding
Title: President
Date: October 20, 2017

PURCHASER:

KB HOME COLORADO INC.,
a Colorado corporation

By: /s/ Randy Carpenter
Name: Randy Carpenter
Title: President
Date: October 20, 2017

2

SEVENTH AMENDMENT TO
CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE
(Sky Ranch)

THIS SEVENTH AMENDMENT TO CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE (this “Amendment”) is made as of the date the last of the Parties executes and dates this Amendment (the “Effective Date”), by and between PCY HOLDINGS, LLC, a Colorado limited liability company (“Seller”), and KB HOME COLORADO INC., a Colorado corporation (“Purchaser”). Seller and Purchaser may be referred to collectively as the “Parties.”

RECITALS

A.           Seller and Purchaser previously entered into a Contract For Purchase And Sale of Real Estate effectively dated June 29, 2017 (the “Contract”) for approximately 149 platted single-family detached residential lots in the Sky Ranch master planned residential community in the County of Arapahoe, State of Colorado.

B.           Purchaser and Seller now desire to amend the terms and conditions of the Contract as set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and Seller hereby agree as follows:

1.           Due Diligence Period. The expiration of the Due Diligence Period, as defined in Section 10(a) of the Contract, is hereby extended to November 3, 2017.

2.           Miscellaneous. In the case of any conflict between the terms of this Amendment and the provisions of the Contract, the provisions of this Amendment shall control. Except as the Contract is specifically modified by this Amendment, the Parties hereby ratify, reaffirm, and restate the terms of the Contract. This Amendment may be executed in counterparts, each of which shall be deemed an original and may be signed and delivered by facsimile transmission or electronic mail, and all of which, when taken together, shall constitute one and the same Amendment.

[SIGNATURE PAGE FOLLOWS]

1

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the last day and year written below.

SELLER:

PCY HOLDINGS, LLC, a Colorado limited liability company

By: /s/ Mark Harding
Name: Mark Harding
Title: President
Date: October 31, 2017

PURCHASER:

KB HOME COLORADO INC.,
a Colorado corporation

By: /s/ Randy Carpenter
Name: Randy Carpenter
Title: Division President
Date: October 31, 2017

2

EIGHTH AMENDMENT TO
CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE
(Sky Ranch)

THIS EIGHTH AMENDMENT TO CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE (this “Amendment”) is made as of the date the last of the Parties executes and dates this Amendment (the “Effective Date”), by and between PCY HOLDINGS, LLC, a Colorado limited liability company (“Seller”), and KB HOME COLORADO INC., a Colorado corporation (“Purchaser”). Seller and Purchaser may be referred to collectively as the “Parties.”

RECITALS

A. Seller and Purchaser previously entered into a Contract For Purchase And Sale of Real Estate effectively dated June 29, 2017 (the “Contract”) for approximately 149 platted single-family detached residential lots in the Sky Ranch master planned residential community in the County of Arapahoe, State of Colorado.

B. Purchaser and Seller now desire to amend the terms and conditions of the Contract as set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and Seller hereby agree as follows:

1. Due Diligence Period. The expiration of the Due Diligence Period, as defined in Section 10(a) of the Contract, is hereby extended to November 7, 2017.

2. Miscellaneous. In the case of any conflict between the terms of this Amendment and the provisions of the Contract, the provisions of this Amendment shall control. Except as the Contract is specifically modified by this Amendment, the Parties hereby ratify, reaffirm, and restate the terms of the Contract. This Amendment may be executed in counterparts, each of which shall be deemed an original and may be signed and delivered by facsimile transmission or electronic mail, and all of which, when taken together, shall constitute one and the same Amendment.

[SIGNATURE PAGE FOLLOWS]

1

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the last day and year written below.

SELLER:

PCY HOLDINGS, LLC, a Colorado limited liability company

By: /s/ Mark Harding
Name: Mark Harding
Title: President
Date:

PURCHASER:

KB HOME COLORADO INC.,
a Colorado corporation

By: /s/ Randy Carpenter
Name: Randy Carpenter
Title: President
Date: November 3, 2017

2

NINTH AMENDMENT TO
CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE
(Sky Ranch)

THIS NINTH AMENDMENT TO CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE (this “Amendment”) is made as of the date the last of the Parties executes and dates this Amendment (the “Effective Date”), by and between PCY HOLDINGS, LLC, a Colorado limited liability company (“Seller”), and KB HOME COLORADO INC., a Colorado corporation (“Purchaser”). Seller and Purchaser may be referred to collectively as the “Parties.”

RECITALS

C. Seller and Purchaser previously entered into a Contract For Purchase And Sale of Real Estate effectively dated June 29, 2017 (the “Contract”) for approximately 149 platted single-family detached residential lots in the Sky Ranch master planned residential community in the County of Arapahoe, State of Colorado.

D. Purchaser and Seller now desire to amend the terms and conditions of the Contract as set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and Seller hereby agree as follows:

3. Due Diligence Period. The expiration of the Due Diligence Period, as defined in Section 10(a) of the Contract, is hereby extended to November 10, 2017.

4. Miscellaneous. In the case of any conflict between the terms of this Amendment and the provisions of the Contract, the provisions of this Amendment shall control. Except as the Contract is specifically modified by this Amendment, the Parties hereby ratify, reaffirm, and restate the terms of the Contract. This Amendment may be executed in counterparts, each of which shall be deemed an original and may be signed and delivered by facsimile transmission or electronic mail, and all of which, when taken together, shall constitute one and the same Amendment.

[SIGNATURE PAGE FOLLOWS]

1

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the last day and year written below.

SELLER:

PCY HOLDINGS, LLC, a Colorado limited liability company

By: /s/ Mark Harding
Name: Mark Harding
Title: President
Date: November 7, 2017

PURCHASER:

KB HOME COLORADO INC.,
a Colorado corporation

By: /s/ Randy Carpenter
Name: Randy Carpenter
Title: President
Date: November 7, 2017

2